                                                                  EXHIBIT 10(n)

                              EMPLOYMENT AGREEMENT

     EMPLOYMENT AGREEMENT dated as of April 10, 1992, (the "Agreement") by and between SCHULLER INTERNATIONAL, INC., a Delaware corporation (the "Company") and a subsidiary of MANVILLE CORPORATION, a Delaware corporation ("Manville") and Kenneth L. Jensen (the "Executive").

     WHEREAS the Company desires to continue to employ Executive and to enter into an agreement embodying the terms of such employment (the "Agreement"); and

     WHEREAS Executive desires to continue such employment and enter into such an Agreement;

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the parties agree as follows:

     1. Term of Employment. The Executive shall be employed by the Company for a period commencing on April 10, 1992 and, except as otherwise provided herein, ending three years from such date. At the end of each year of employment hereunder, the Board of Directors of the Company and the Chief Executive Officer of the Company shall review this Agreement and the Executive's performance hereunder and shall determine, in their sole discretion, whether or not to extend the period of Executive's employment pursuant to this Agreement by one year. The period of Executive's employment hereunder, including any extension or extensions pursuant to the foregoing sentence, is referred to hereinafter as the "Employment Term". A failure to renew this Agreement shall not constitutes termination of Executive's employment.

     2. Position. Executive shall serve as Vice President Finance & Administration, Schuller International, Inc. Executive shall devote substantially all of his business time and energies to the business of the Company. Notwithstanding the foregoing, Executive may (a) continue to serve on the board of directors of any business corporation on which he is serving as of the date of this Agreement (as shown on Schedule A), (b) serve on the boards of directors or committees of non-profit organizations and (c) with the prior approval of the Chief Executive Officer of the Company or of the Board of Directors of the Company, serve on the boards of directors of other business corporations, provided that in the Company's sole reasonable discretion none of the foregoing activities materially interferes with the performance of Executive's duties hereunder.

     3. Base Salary. Company shall pay Executive a base salary at the rate of not less than $135,000 per year, as the same may from time to time be increased at the sole discretion of the Board of Directors of the Company or, prior to a Change in Control, decreased in the event of across the board salary reductions within the corporate staff group or the business division in which Executive is employed, whichever is applicable ("Base Salary").

     4. Incentive Compensation. Executive shall participate in the Manville executive incentive compensation plans, as in effect from time to time during the Employment Term, for which he is eligible. (References herein to "Manville executive incentive compensation plans" whether annual or long-term, shall include such plans maintained by Manville and/or the Company, as the case may be, from time to time.) The Manville executive incentive compensation plans in effect on the date hereof in which Executive participates are listed on Schedule B.

     5. Employee Benefits. Executive shall be eligible to participate in such other of the Company's employee benefit plans and to receive such benefits for which his level of employment makes him eligible, in accordance with the Company's policies as in effect from time to time during the Employment Term.

     6. Business Expenses. Necessary and reasonable business expenses incurred by Executive during the Employment Term shall be reimbursed in accordance with Company policies.

     7. Termination Prior to a Change in Control.

        (a) Retirement. This Agreement shall terminate automatically upon Executive's Retirement, as defined hereafter. For purposes of this Agreement, "Retirement" means termination of Executive's employment initiated by Executive, other than for Good Reason as defined in Section 7(e) or Section 8(e) hereof, whichever is applicable, whereby Executive is entitled to receive an immediately payable benefit, including an early retirement benefit, under the Company's retirement plan generally applicable to its salaried employees or under any retirement arrangement established with respect to Executive with his consent, in either case, whether or not Executive commences to receive such benefit at the time of such termination. Upon termination of Executive's employment by reason of Retirement prior to a Change in Control,

Executive shall be entitled to benefits determined in accordance with the Company's retirement, benefit and insurance programs in effect at such time.

        (b) Death or Disability.

            (i) Disability. Executive's employment hereunder may be terminated by the Company if Executive becomes physically or mentally incapacitated and is therefore unable for a period of six (6) consecutive months to perform his duties (such incapacity is hereinafter referred to as "Disability"). Any question as to the existence of the Disability of the Executive as to which the Executive and the Company cannot agree shall be determined in writing by a qualified independent physician mutually acceptable to the Executive and the Company. Upon any such termination for Disability prior to a Change in Control, Executive shall be entitled to receive his Base Salary through the date on which the Executive is first eligible to receive payment of disability benefits in lieu of salary under the Company's employee benefit plans as then in effect.

            (ii) Death. Upon termination for death prior to a Change in Control, Executive shall be entitled to his Base Salary at the rate in effect at the time of Executive's death through the end of the month in which his death occurs.

            (iii) Death or Disability Benefits. All other benefits to which Executive may be entitled following Executive's termination for death or Disability prior to a Change in Control shall be determined in accordance with the plans, policies and practices of the Company.

        (c) For Cause by the Company; Voluntary Termination by Executive. Executive's employment hereunder may be terminated by the Company for "Cause". For purposes of this Agreement, prior to a Change in Control, "Cause" shall mean (i) Executive's willful and continued failure substantially to perform his duties hereunder (other than as a result of total or partial incapacity due to physical or mental illness or as a result of termination by Executive for Good Reason as defined in Section 7(e) below), (ii) Executive's dishonesty in the performance of his duties hereunder or (iii) Executive's conviction of a felony under the laws of the United States or any state thereof. If Executive is terminated for Cause, or if Executive voluntarily terminates employment hereunder other than for Good Reason, in either case, prior to a Change in Control, he shall be entitled to receive his Base Salary through the date of termination. All other benefits, if any, payable to Executive following such termination of Executive's employment shall be determined in accordance with the plans, policies and practices of the Company.

        (d) Without Cause by the Company or with Good Reason by Executive. If prior to a Change in Control Executive's employment hereunder is terminated by the Company without Cause (other than by reason of death or Disability) or by Executive with "Good Reason" (as defined in Section 7(e) below), Executive shall be entitled to receive the following benefits:

            (i) The Company shall pay Executive at the time of such termination in a lump sum a cash amount equal to two times his Base Salary in effect at the time of such termination or, in the event of termination by the Executive on account of an event described in Section 7(e)(iv) below, the Base Salary as in effect prior to the reduction or reductions referred to therein plus the bonus the Executive would have earned in respect of the year of termination under the Manville annual incentive compensation plan, if any, in effect at the date of termination or, in the event of a termination by Executive by reason of an event described in Section 7(e)(vi), the plan in effect prior to the elimination referred to therein, determined as if the Executive had been employed by the Company for the full year and without regard to any right reserved by the Company to decrease or eliminate such bonus, and assuming actual performance had equaled 100% of the performance objective established for such year pursuant to the terms of such plan.

            (ii) For a 24-month period after such termination, the Company shall cause Executive to be provided with life, accident, medical, dental and prescription insurance benefits substantially similar to, and on the same terms as, those benefits elected and received by Executive under the Company's "Flex Benefit" program immediately prior to such termination; provided that, Executive shall be charged an amount equal to any monthly payroll deduction charged for similar benefits to executives in positions similar to that which Executive held before his termination; and provided further that, if Executive receives medical benefits under the Manville Retiree Comprehensive Health Care Plan and post-retirement life insurance benefits (collectively, "Retiree Medical and Life Insurance Benefits"), at any time during the 24-month period referred to above, once such benefits begin Executive shall be entitled only to Retiree Medical and Life Insurance Benefits.

            (iii) For a period of 24 months after such termination, the Company shall provide or cause Executive to be provided with the perquisites listed on Schedule C, attached hereto, as may be amended by the Company from time to time without Executive's consent prior to such termination (provided that nothing herein shall be deemed to permit such an amendment without Executive's consent following a Change in Control), on the same terms and conditions on which such perquisites were provided prior to Executive's termination.

            (iv) In addition to all other amounts payable to Executive under this Section 7(d), Executive shall be entitled to receive all benefits payable to Executive under any other plan, policy or agreement relating to retirement or other benefits in accordance with the terms of such plans, policies or agreements; provided, however that, amounts paid pursuant to this Section 7(d) shall be in lieu of any payments under any Manville separation policy.

            (v) The Company shall provide Executive with outplacement services from the firm of Executive's choice at a cost to the Company not to exceed the lesser of (A) 20% of Executive's Base Salary in effect at the time of Executive's termination of employment with the Company or (B) $25,000.

        (e) Good Reason. For purposes of this Agreement, prior to a Change in Control, "Good Reason" shall mean:

            (i) a material reduction in Executive's responsibilities, authorities or duties, all as contemplated by Section 2 hereof; provided, however, that such reduction by reason of a termination for Cause or Disability shall not constitute Good Reason;

            (ii) Executive's job is eliminated other than by reason of promotion or termination for Cause or Disability.

            (iii) the Company fails to pay Executive any amount otherwise vested and due hereunder or under any plan or policy of the Company;

            (iv) a reduction in Executive's Base Salary except in the event of an across the board salary reduction within the corporate staff group or the business division in which Executive is employed, whichever is applicable;

            (v) a reduction in Executive's aggregate level of benefits under the Company's pension, life insurance, medical, health and accident, disability, deferred compensation or savings or similar plans, except in the event of an across the board reduction in such benefits within the corporate staff group or the business division in which Executive is employed, whichever is applicable;

            (vi) the elimination of an annual incentive compensation plan; or

            (vii) the Executive's office is relocated outside of a 50-mile radius of Denver, Colorado without his written consent.

     If Executive provides to the Company a Notice of Termination, as defined in Section 13(f), in connection with an event described in clauses (i) through
(vii) of this Section 7(e), the Company shall have ten (10) business days from the date of receipt of such notice to effect a cure of the event described therein, and upon cure thereof by the Company to Executive's reasonable satisfaction, such event shall no longer constitute Good Reason for purposes of this Agreement.

     (f) Mitigation. In the event of termination of Executive's employment hereunder by the Company without Cause or by Executive with Good Reason prior to a Change in Control, benefits otherwise receivable by Executive pursuant to subsection 7(d)(ii) shall be reduced to the extent comparable benefits are received by Executive during the 24-month period following such termination. Executive shall report to the Company any such benefits actually received by Executive.

     8. Termination Following a Change in Control.

        (a) Retirement. This Agreement shall terminate automatically upon Executive's Retirement. Upon a termination of Executive's employment by reason of Retirement following a Change in Control, Executive shall be entitled to benefits determined in accordance with the Company's retirement, benefit and insurance programs in effect immediately prior to the Change in Control or, if more generous, such programs in effect at the time of such Retirement.

        (b) Death or Disability.

            (i) Disability. Executive's employment hereunder may be terminated by reason of Executive's Disability, subject to the procedure for determining such Disability outlined in Section 7(b)(i). Upon any termination for Disability following a Change in Control, Executive shall be entitled to receive his Base Salary for a two-year period ending on the second anniversary of Executive's date of termination. Such Base Salary shall be paid in equal monthly installments and shall be reduced by any amounts received as disability benefits in lieu of salary under the Company's employee benefit plans.

            (ii) Death. Upon termination for death following a Change in Control, Executive shall be entitled to (x) his Base Salary at the rate in effect at the time of Executive's death through the end of the month in which his death occurs and (y) if and to the extent the death benefits provided Executive by the Company are less than would have been paid immediately prior to a Change in Control, a lump sum payment of cash in an amount equal to the value of such shortfall. Any such lump sum payment shall be made within ten
(10) business days following Executive's death.

            (iii) Death or Disability Benefits. All other benefits to which Executive may be entitled upon Executive's termination for death or Disability following a Change in Control shall be determined in accordance with the plans, policies and practices of the Company in effect immediately prior to the Change in Control or, if more generous, such plans, policies and practices as in effect at any time following the Change in Control; provided that, nothing in this Section 8(b)(iii) shall be interpreted so as to result in the duplication of the benefits provided under Section 8(b)(i) or (ii).

     (c) For Cause by the Company; Voluntary Termination by Executive. For purposes of this Agreement, following a Change in Control, "Cause" shall mean
(i) Executive's willful and continued failure substantially to perform his duties hereunder (other than as a result of total or partial incapacity due to physical or mental illness or as a result of termination by Executive for Good Reason as defined in Section 8(e) below) after a written demand for substantial performance is delivered to Executive personally and Executive shall have failed during the sixty-day period following such written demand to have corrected such failure, (ii) Executive's dishonesty in the performance of his duties hereunder or (iii) Executive's conviction of a felony under the laws of the United States or any state thereof. For purposes of this Section 8(c) no act or failure to act on Executive's part shall be deemed willful unless done or omitted to be done by Executive not in good faith and without reasonable belief that Executive's action or omission was in the best interest of the Company.

     If Executive is terminated for Cause, or if Executive voluntarily terminates his employment with the Company other than for Good Reason, in either case, following a Change in Control, he shall be entitled to receive his Base Salary through the date of termination. All other benefits, if any, payable to Executive following such termination of Executive's employment shall be determined in accordance with the plans, policies and practices of the Company.

     (d) Without Cause by the Company or with Good Reason by Executive. If Executive's employment is terminated by the Company following a Change in Control without Cause (other than by reason of death or Disability) or by Executive with "Good Reason" (which following a Change in Control shall have the meaning set forth in Section 8(e) below), Executive shall be entitled to receive the following benefits:

          (i) The Company shall pay Executive at the time of such termination in a lump sum a cash amount equal to two times the sum of (A) his Base Salary in effect at the time of such termination or, in the event of termination by the

Executive by reason of an event described in Section 8(e)(iv) below, the Base Salary as in effect prior to the reduction or reductions referred to therein plus (B) the bonus the Executive would have earned in respect of the year of termination under the Manville annual incentive compensation plan, if any, in effect at the date of termination or in the event of a termination by Executive by reason of an event described in Section 8(e)(v), the plan in effect immediately prior to the reduction or reductions referred to therein, determined as if the Executive had been employed by the Company for the full year and without regard to any right reserved by the Company to decrease or eliminate such bonus, and assuming actual performance had equaled 100% of the performance objective established for such year pursuant to the terms of such plan.

            (ii) The Company shall pay Executive in a lump sum a cash amount equal to a fraction of the annual bonus which (absent such termination and without regard to any right reserved by the Company to decrease or eliminate such bonus) Executive would have earned with respect to the year of termination under the Manville annual executive incentive compensation plan, if any, in effect at the date of termination or, in the event of a termination by Executive by reason of an event described in Section 8(e)(v), the plan in effect prior to the reduction or reductions referred to therein, assuming actual performance had equaled 100% of the performance objective established for such year pursuant to the terms of such plan, the numerator of which fraction is the number of days in such year during which the Executive was employed by the Company and the denominator of which is 365. Such payment shall be made at the time of Executive's termination.

            (iii) The Company shall pay Executive in a lump sum a cash amount equal to the sum of the amounts Executive would have received in respect of all Performance Units (and other similar interests) granted to Executive under the 1991 Long Term Cash Incentive Compensation Plan (or any other Manville long-term cash incentive plan adopted after the date hereof) assuming Executive remained employed through the applicable expiration or final payment date of such Performance Units or other interests, less any amount paid to Executive in respect of such Performance Units and other interests prior to termination of his employment. For purposes of calculating the sum to which Executive is entitled it shall be assumed that all "Scheduled Dividend Payments" (as such term is defined in the 1991 Long Term Cash Incentive Compensation Plan) not paid at or prior to Executive's termination of employment will be paid in full at their then estimated value, as determined by the Company (without reduction or deferral). Such payment shall be made at the time of Executive's termination.

            (iv) Executive shall receive credit under the Supplemental Plan for Participants in the Manville Salaried Retirement Plan for two additional years of service for purposes of both vesting and accrual of benefits.

            (v) For a 36-month period following Executive's termination, the Company shall pay Executive in monthly installments the sum of the monthly costs to Executive of purchasing life, accident, medical, dental and prescription insurance benefits substantially similar to such benefits elected and received by Executive under the Company's "Flex Benefit" program immediately prior to Executive's termination or, if more generous, immediately prior to the Change in Control ("Continued Benefits") less the monthly payroll deduction, if any, charged to Executive immediately prior to Executive's termination, or, if applicable, immediately prior to the Change in Control, for any of such Continued Benefits; notwithstanding the foregoing, if Executive begins to receive Retiree Medical and Life Insurance Benefits at any time during the 36-month period referred to above, once such benefits begin, the monthly payment due Executive under the preceding clause shall equal the monthly costs to Executive of purchasing Continued Benefits not provided by the Company to Executive as Retiree Medical and Life Insurance Benefits.

          (vi) For a 24-month period after such termination, the Company shall provide or cause Executive to be provided with the perquisites listed on Schedule C, attached hereto (which the Company may amend from time to time prior to a Change in Control, without Executive's consent), on the same terms and conditions on which such perquisites were provided at the time of Executive's termination or, if more generous, immediately prior to such termination.

          (vii) In addition to all other amounts payable to Executive under this
Section 8(d), Executive shall be entitled to receive all benefits payable to Executive under any other plan, policy or agreement relating to retirement or other benefits, in accordance with the terms of such plans, policies or agreements; provided, however that, amounts paid pursuant to this Section 8(d) shall be in lieu of any payments under any Manville separation policy.

          (viii) The Company shall provide Executive with outplacement services from the firm of Executive's choice at a cost to the Company not to exceed 20% of Executive's Base Salary in effect at the time of such termination or, in the event of termination by Executive by reason of an event described in Section 8(e)(iv) below, the Base Salary as in effect prior to the reduction or reductions referred to therein.

     (e) Good Reason Following a Change in Control. For purposes of this Agreement, following a Change in Control, "Good Reason" shall mean:

          (i) a material adverse change in the nature or scope of Executive's responsibilities, authorities, duties and/or position (including by reason of a substantial reduction in the size of the Company or other substantial change in the character or scope of the Company's operations);

          (ii) Executive no longer serves in the position described in Section 2, other than by reason of a promotion or a termination for Cause or Disability;

          (iii) the Company fails to pay Executive any amounts otherwise vested and due hereunder or under any plan or policy of the Company;

          (iv) a reduction in the Executive's Base Salary in effect immediately prior to the Change in Control or as the same may be increased from time to time;

          (v) a reduction in the Executive's incentive compensation opportunity, as defined below, under the Manville executive incentive compensation plans as in effect immediately prior to the Change in Control or as the same may be increased from time to time (absent, in the case of any such reduction relative to Executive's annual bonus, a corresponding increase in his Base Salary);

          (vi) the failure of the Company, to continue to provide Executive with benefits and perquisites which are substantially similar in the aggregate to those enjoyed by Executive under the Company's pension, life insurance, medical, health and accident, disability, deferred compensation or savings or similar plans and fringe benefit programs (including vacation) in which Executive was participating immediately prior to the Change in Control; or the failure by the Company to continue to provide Executive with directors' or officers' insurance, as applicable, at the level maintained immediately prior to the Change in Control;

          (vii) the Executive's office is relocated outside of a 50-mile radius of Denver, Colorado without his written consent;

          (viii) the failure of the Company to obtain an agreement from any successor to assume and agree to perform this Agreement, as contemplated in
Section 13(e) hereof; or

          (ix) any purported termination of Executive's employment by the Company which is not effected pursuant to a Notice of Termination satisfying the requirements of Section 13(f) and, if applicable, following the written demand described in Section 8(c) and the relevant cure period.

     If Executive provides a Notice of Termination, as defined in Section 13(f), in connection with an event described in clauses (i) through (vii) of this
Section 8(e), to the Company, the Company shall have ten (10) business days from the date of receipt of such notice to effect a cure of the event described therein, and upon cure thereof by the Company to Executive's reasonable satisfaction, such event shall no longer constitute Good Reason for purposes of this Agreement.

     (f) Reduction in Incentive Compensation Opportunity. For purposes of this Agreement, a "reduction in the Executive's incentive compensation opportunity" under the Manville executive incentive compensation plans shall include

          (i) the failure to maintain both an annual and a long-term incentive plan;

          (ii) any reduction or elimination by the Company of Executive's annual or long-term incentive compensation pursuant to any reserved right under any such plan to decrease or eliminate such bonus or award;

          (iii) any reduction in Executive's participation level under any such plan; and

          (iv) any adverse change in the payout schedule or its equivalent or in the manner of assessing actual performance under any such plan and/or any extraordinary change in the applicable performance criteria thereunder.

     (g) Change in Control. For purposes of this Agreement, the phrase "Change in Control" shall mean the following and shall be deemed to have occurred if any of the following events shall have occurred:

          (i) except for Manville, a subsidiary or an affiliate thereof, an employee benefit plan (including any trustee of such plan, acting as trustee) sponsored or maintained by Manville or any subsidiary thereof or the Manville Personal Injury

Settlement Trust (the "Trust"), any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended from time to time, and any successor act (the "Exchange Act") is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly of securities of Manville representing 30% or more of the combined voting power of Manville's then outstanding securities;

          (ii) at least 40% of the directors of Manville constitute persons who were not, at the time of their first election to the Board, candidates proposed by a majority of the Board in office prior to the time of such first election,

          (iii) (A) the dissolution of Manville; (B) a sale or other disposition or the last sale or other disposition to occur in a series of sales and/or other dispositions within any 18-month period ("Serial Sales") by Manville and/or one or more subsidiaries of Manville of assets (including any sale through a public offering of shares of voting stock of a Manville subsidiary by Manville or by any subsidiary thereof) which, in the case of Serial Sales, as of the beginning of such 18-month period, account for (or, in the case of stock sold through a public offering, which represents indirect ownership on a proportionate basis of assets accounting for) more than 40% of the consolidated revenues of Manville and its subsidiaries, as determined in accordance with generally accepted accounting principles; provided, however, that no sale or disposition of assets or stock shall be taken into account to the extent that the proceeds of such sale or disposition (whether in cash or in-kind) are reinvested or are, in the case of proceeds received in-kind, used in the ongoing conduct by Manville or one or more of its subsidiaries of the business of Manville and/or such subsidiary or subsidiaries, provided further that such a reinvestment shall not be deemed to have occurred unless made within 18 months of such sale or disposition and provided further that, the term reinvestment shall exclude, inter alia, the use of proceeds (x) to repay debt owed to the Trust or debt incurred in connection with the operation of the business in which the assets sold or disposed of were used or (y) to pay dividends; (C) a transaction to which Manville is a party pursuant to which the holders of all of the shares of Manville outstanding prior to such transaction do not hold, directly or indirectly, shares outstanding of the surviving corporation in substantially the same proportions as those in which they held the outstanding shares of Manville prior to the transaction; or (D) any other event which the Board determines, in its discretion, would materially alter the structure of Manville or its ownership;

          (iv) a sale of the business unit, division or group within which Executive is employed, other than to another entity which is directly or indirectly controlled by Manville as a result of which Executive is no longer employed by an entity which is directly or indirectly controlled by Manville; or

          (v) a reduction in workforce, or the last to occur in a series of reductions in workforce within any 24-month period, of the Company, if Executive is employed by the Company at the time of such reduction or last reduction, or Riverwood International Corporation ("Riverwood"), if Executive is employed by Riverwood at the time of such reduction or last reduction, as a result of which 80% of such workforce measured as of the date 24 months prior to the last such reduction is no longer employed by the Company or Riverwood, whichever is applicable, excluding for these purposes any reduction in the workforce of either the Company or Riverwood attributable to transfers of employees to Manville.

     In the event of a Change in Control by reason of an event described in
Section 8(g)(iv) the Company shall pay Executive in a lump sum a cash amount equal to the sum of the amounts Executive would have received in respect of all Performance Units granted to Executive under the 1991 Long Term Cash Incentive Compensation Plan assuming Executive remained employed through the applicable expiration or final payment date of such Performance Units, less any amount paid to Executive in respect of such Performance Units prior to termination of his employment. For purposes of calculating the sum to which Executive is entitled it shall be assumed that all "Scheduled Dividend Payments" (as such term is defined in the 1991 Long Term Cash Incentive Compensation Plan) not paid at or prior to Executive's termination of employment will be paid in full at their then estimated value as determined by the Company (without reduction or deferral). Such payment shall be made in the event of a Change in Control described in Section 8(g)(iv) at the time of such Change in Control and the Performance Units and all rights related thereto shall be extinguished upon such payment.

     9. Reduction of Payments. If any payment to or for the benefit of Executive under this Agreement either alone or together with other payments to or for the benefit of Executive would constitute a "parachute payment" (as defined in Section 280G of the Internal Revenue Code of 1986, as amended (the "Code")), the payments under this

Agreement shall be reduced to the largest amount that will minimize or eliminate both the imposition of the excise tax imposed by Section 4999 of the Code and the disallowance of deductions to the Company under Section 280G of the Code of any such payments. The determination of any reduction in the payments under this Agreement pursuant to this Section shall be made by the Company's independent accountants.

     10. Indemnification. The Company will indemnify the Executive (and his legal representatives or other successors) to the fullest extent permitted (including payment of expenses in advance of final disposition of a proceeding) by the laws of the jurisdiction of incorporation of the Company, as in effect at the time of the subject act or omission, or by the Restated Certificate of Incorporation and By-Laws of the Company, as in effect at such time or on the effective date of this Agreement, or by the terms of any indemnification agreement between the Company and the Executive, whichever affords or afforded greatest protection to the Executive, and the Executive shall be entitled to the protection of any insurance policies the Company may elect to maintain generally for the benefit of its directors and officers (and to the extent the Company maintains such an insurance policy or policies, the Executive shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any Company officer or director), against all costs, charges and expenses whatsoever incurred or sustained by him or his legal representatives at the time such costs, charges and expenses are incurred or sustained, in connection with any action, suit or proceeding to which he (or his legal representatives or other successors) may be made a party by reason of his being or having been a director, officer or employee of the Company, Manville or any subsidiary of either of them, or his serving or having served any other enterprise as a director, officer or employee at the request of the Company or Manville.

     11. Legal Fees. In the event of a dispute between the Executive and the Company with respect to any of the Executive's rights under this Agreement, the Company shall reimburse the Executive for any and all legal fees and related expenses incurred by him in connection with enforcing such rights, at the time such fees and related expenses are incurred; provided that, if Executive's claim is found by a court of competent jurisdiction to have been frivolous, Executive shall reimburse the Company for all amounts paid by it under this Section.

     12. Confidentiality; Specific Performance. Executive will not at any time (whether during or after his employment with the Company) disclose or use for his own benefit or purposes, or the benefit or purposes of any other person, firm, partnership, joint venture, association, corporation or other business organization, entity or enterprise other than the Company and any of its subsidiaries or affiliates, any trade secrets, information, data, or other confidential information relating to customers, development programs, costs, marketing, trading, investment, sales activities, promotion, credit and financial data, manufacturing processes, financing methods, plans, or the business and affairs of the Company generally, or of any subsidiary or affiliate of the Company, provided that the foregoing shall not apply to information which is not unique to the Company or which is generally known to the industry or the public other than as a result of Executive's breach of this covenant. Executive agrees that upon termination of his employment with the Company for any reason, he will return to the Company immediately all memoranda, books, papers, plans, information, letters and other data, and all copies thereof or therefrom, in any way relating to the business of the Company and its affiliates, except that he may retain personal notes, notebooks and diaries. Executive further agrees that he will not retain or use for his account at any time any trade names, trademark or other proprietary business designation used or owned in connection with the business of the Company or its affiliates.

     Executive acknowledges and agrees that the Company's remedies at law for a breach or threatened breach of any of the provisions of this Section would be inadequate and, in recognition of this fact, Executive agrees that, in the event of such a breach or threatened breach, in addition to any remedies at law, the Company, without posting any bond, shall be entitled to obtain equitable relief in the form of specific performance, temporary restraining order, temporary or permanent injunction or any other equitable remedy which may then be available.

     13. Miscellaneous.

         (a) Governing Law; Liability of the Executive.
This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado. The Executive shall not be subject to liability for breach of this Agreement by reason of his termination of his employment hereunder.

         (b) Entire Agreement/Amendments/Effectiveness. This Agreement shall supersede any and all existing employment, change-in-control or severance agreements between Executive and the Company or any of its affiliates and contains the entire understanding of the parties with respect to the employment of Executive by the Company. There are no restrictions, agreements, promises, warranties, covenants or undertakings between the parties with respect to the subject matter herein other than those expressly set forth herein. THIS AGREEMENT AND ANY AMENDMENT HERETO SHALL NOT BE EFFECTIVE UNLESS AND UNTIL SIGNED BY THE CHIEF EXECUTIVE OFFICER OF THE COMPANY AND ATTESTED TO BY THE GENERAL COUNSEL OF THE COMPANY.

          (c) No Waiver. The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver of such party's rights or deprive such party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

          (d) Severability. In the event that any one or more of the provisions of this Agreement shall be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions of this Agreement shall not be affected thereby.

          (e) Successors; Binding Agreement. (i) In the event of a Change in Control, the Company will require the successor to the Company as Executive's employer (whether such succession is direct or indirect, by purchase, merger, consolidation or otherwise, to any portion of the business and/or assets of Manville or the Company) to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise. Prior to a Change in Control, the term "Company" shall also mean any affiliate of the Company to which Executive may be transferred and the Company shall cause such successor employer to be considered the "Company" bound by the terms of this Agreement and this Agreement shall be amended so to provide. Following a Change in Control the term "Company" shall not mean any affiliate of the Company to which Executive may be transferred unless Executive shall have previously approved of such transfer in writing, in which case the Company shall cause such successor employer to be considered the "Company" bound by the terms of this Agreement and this Agreement shall be amended so to provide.

             (ii) This Agreement shall inure to the benefit of and be enforceable by Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If Executive should die while any amount would still be payable to Executive hereunder if Executive had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to Executive's devisee, legatee or other designee or, if there is no such designee, to Executive's estate. This Agreement shall not be assignable by Executive.

          (f) Notice; Notice of Termination. (i) For the purpose of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and, except as otherwise provided in paragraph (ii) below, shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth on the signature page of this Agreement; provided that all notices to the Company shall be directed to the attention of the General Counsel of Manville, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt,

          (ii) Any purported termination of Executive's employment by the Company or by Executive shall not be effective unless communicated by written Notice of Termination to the other party hereto in accordance with paragraph
(i) above. For purposes of this Agreement, a "Notice of Termination" in the case of a termination for Cause following a Change in Control shall mean a notice given within ten (10) business days of the Company's having actual knowledge of the events giving rise to such termination and in all cases shall mean a notice which indicates the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive's employment under the provision so indicated.

          (iii) The date of termination of Executive's employment shall be the date of receipt of the Notice of Termination, except in the case of (A) Executive's death, in which case the date of termination of employment shall be the date of death or (B) Executive's termination for Cause following a Change in Control, in which case the date of termination shall be ten (10) business days after actual receipt by Executive of the Notice of Termination; provided that, if within thirty (30) days after any Notice of Termination following a Change in Control is received, the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, the date of termination of Executive's employment shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties, by a binding arbitration award, or by a final judgment, order or decree of a court of competent jurisdiction (which is not appealable or the time for appeal therefrom has expired and no appeal has been perfected); and provided further that the date of termination of Executive's employment shall be extended by a notice of dispute only if such notice is given in good faith and the party giving such notice pursues the resolution of such dispute with reasonable diligence. Notwithstanding the pendency of any such dispute, the Company will continue to pay Executive his full compensation in effect when the notice giving rise to the dispute was given (including, but not limited to, Base Salary and incentive compensation) or, if higher, the compensation in effect immediately prior to the Change in Control, and continue Executive as a participant in all compensation, benefits (including fringe benefits and perquisites) and insurance plans in which Executive was participating when the notice giving rise to the dispute was given, until the dispute is finally resolved in accordance with this paragraph
(iii). Amounts paid under this paragraph are in addition to all other amounts due under this Agreement and shall not be offset against or reduce any other amounts due under this Agreement.

        (g) Arbitration. The parties hereby agree to submit all controversies, claims and matters of difference in any way related to this Agreement or the performance or breach of the whole or any part hereof, to arbitration in Denver, Colorado, according to the rules and practices of the American Arbitration Association from time to time in force. If such rules and practices shall conflict with the Colorado Rules of Civil Procedure or any other provisions of Colorado law then in force, such Colorado rules and provisions shall govern. Arbitration of any such controversy, claim or matter of difference shall be a condition precedent to any legal action thereon. This submission and agreement to arbitration shall be specifically enforceable.

     Awards shall be final and binding on all parties to the extent and in the manner provided by Colorado law; provided that an arbitration award shall not be binding on the Company to the extent such award exceeds the maximum amount the Company would be required to pay Executive pursuant to the express terms of this Agreement. All awards may be filed by any party with the Clerk of the District Court in the County of Denver, Colorado and an appropriate judgment entered thereon and execution issued therefor. At the election of any party, said award may also be filed, and judgment entered thereon and execution issued therefor, with the clerk of one or more other courts, state or federal, having jurisdiction over the party against whom such award is rendered or its property.

        (h) Counterparts. This Agreement may be signed in several counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                           /s/ Kenneth L. Jensen
                                           ---------------------
                                               Kenneth L. Jensen

                                           SCHULLER INTERNATIONAL, INC.



                                           By: /s/ W. T. Stephens
                                              ------------------------
                                               Chief Executive Officer

ATTEST:

/s/ R. B. Von Wald
------------------
General Counsel

                                                               Kenneth L. Jensen

                                   Schedule A

                           Outside Directorships Held


                                     None.

                                                               Kenneth L. Jensen

                                   Schedule B

                     Incentive Compensation Plans in Effect


Annual Incentive Compensation Plan.

Manville Corporation Stock Incentive Plan.

1991 Long-Term Cash Incentive Compensation Plan for Manville Corporation.

1994 Long-Term Cash Incentive Compensation Plan for Schuller International Group, Inc.

                                                              Kenneth L. Jensen



                                   Schedule C

             Fringe Benefit Arrangements and Perquisites in Effect

     Club Initiation Fees & Dues

            The Company will pay the initiation fee and dues for one country club of the officer's choice. The initiation fee and first year's dues will be "grossed up" for tax purposes.

     Financial & Estate Planning

            The Company will pay the reasonable cost of periodic financial and estate planning.

     Annual Executive Physical Exam Program

     Income Tax Return Preparation

            The Company will pay annual income tax return preparation fees up to $1,000 plus additional fees if incurred on account of job-related circumstances including the cost of representation by return preparer during an audit.

July 8, 1993



K.L. Jensen
5 Bobcat Lane
Littleton, CO 80127

     RE: EMPLOYMENT AGREEMENT EXTENSION

Dear Ken:

Recently, the Board of Directors of Manville Corporation approved the extension of your Employment Agreement for an additional year. This letter serves as notice of the extension and, subject to execution by you and attestation by the Company's General Counsel, an amendment to your Employment Agreement extending the "Employment Term" (as defined in the Employment Agreement) for one year.

If you agree with this amendment, please sign both copies of this letter below and return them to Dan Japha in the Denver Legal Department, P.O. Box 5108, Denver, Colorado 8021 7-5108 at your earliest convenience. If you have questions about this, please contact Dick Von Wald at 950-4911 or Dan Japha at 950-2266.



Very truly yours,


/s/ W. T. Stephens
-----------------------
W. T. Stephens
Chief Executive Officer


This amendment is accepted this 3rd day of August, 1993.


                                          /s/ Kenneth L. Jensen
                                          ---------------------
                                               (Executive)

Attest: /s/ R. B. Von Wald
       ---------------------
       General Counsel

                       AMENDMENT TO EMPLOYMENT AGREEMENT

                    BETWEEN SCHULLER INTERNATIONAL, INC.

                             AND KENNETH L. JENSEN


     This AMENDMENT dated as of February 4, 1994 is by and between SCHULLER INTERNATIONAL, INC., a Delaware corporation (the "Company"), and Kenneth L. Jensen (the "Executive"), and amends the EMPLOYMENT AGREEMENT dated April 10, 1992 by and between the Company and the Executive as previously extended on August 3, 1993 (as so extended, the "Agreement').

     WHEREAS, effective as of the date hereof, the Company and the Executive agreed to change the Executive's position and annual base salary in accordance with the terms hereof.

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

     A. The first sentence of paragraph 2 of the Agreement is hereby amended to read as follows:

     Executive shall serve as the Senior Vice President - Finance.

     B. The first sentence of paragraph 3 of the Agreement is hereby amended to read as follows:

        Company shall pay Executive a base salary at the rate of not less than $165,000 per year, as the same may from time to time be increased at the sole discretion of the Board of Directors of the Company, or, prior to a Change in Control, decreased in the event of across the board salary reductions within the corporate staff group or the business division in which Executive is employed, whichever is applicable ("Base Salary").

     C. The "Employment Term" (as defined in the Agreement) is hereby extended for one year to April 10, 1997.

     D. Except as provided by this Amendment to the Agreement, the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Amendment to the Agreement to be effective as of February 4, 1 994.


                                       /s/ Kenneth L. Jensen
                                       ----------------------
                                           Kenneth L. Jensen


                                       SCHULLER INTERNATIONAL, INC.


                                       By: /s/ W. T. Stephens
                                          --------------------------
                                               W. T. Stephens
                                               Chairman of the Board

ATTEST

     /s/  Richard B. Von Wald
     ----------------------------------
          Richard B. Von Wald
          Senior Vice President,
          General Counsel and Secretary

April 26, 1995

K. L. Jensen

     RE: EMPLOYMENT AGREEMENT EXTENSION AND AMENDMENT

Dear Ken:

Recently, the Board of Directors of Manville Corporation approved an extension and amendment of your Employment Agreement with Schuller International, Inc. (the "Company"), dated April 10, 1992 (as previously amended, the "Employment Agreement"). The extension and amendment, as set forth below, extends the term of the Employment Agreement to April 10, 1998 and modifies the Change in Control definition, all as set forth below:

Paragraph 1 of the Employment Agreement shall be amended to extend the "Employment Term" (as defined therein) until April 10, 1998.

Paragraph 8(g)(i) shall be amended to read as follows:

            except for Manville, a subsidiary or an affiliate thereof, an employee benefit plan (including any trustee of such plan, acting as trustee) sponsored or maintained by Manville or any subsidiary thereof or Manville Personal Injury Settlement Trust (the "Trust"), any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended from time to time, and any successor act (the "Exchange Act")) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Manville or Schuller International Group, Inc. ("Schuller") representing 30% or more of the combined voting power of Manville's or Schuller's, as applicable, then outstanding securities;

Paragraph 8(g)(iii)(B) shall be amended to read as follows:

            a sale or other disposition or the last sale or other disposition to occur in a series of sales and/or other dispositions within any 18-month period ("Serial Sales") by Schuller and/or one or more subsidiaries of Schuller of assets which, in the case of Serial Sales, as of the beginning of such 18-month period, account for more than 40% of the consolidated revenues of Schuller and its subsidiaries, as determined in accordance with generally accepted accounting principles; provided,

K.   L. Jensen
April 26, 1995
Page Two

            be taken into account to the extent that the proceeds of such sale or disposition (whether in cash or in-kind) are reinvested or are, in the case of proceeds received in kind, used in the ongoing conduct by Schuller or one or more of its subsidiaries of the business of Schuller and/or such subsidiary or subsidiaries, provided further that such a reinvestment shall not be deemed to have occurred unless made within 18 months of such sale or disposition and provided further that, the term reinvestment shall exclude, inter alia, the use of proceeds (x) to repay debt owed to the Trust or debt incurred in connection with the operation of the business in which the assets sold or disposed of were used or (y) to pay dividends;

From and after the date of execution of this extension and amendment by you and attestation of this extension and amendment by the Company's General Counsel, the extension and amendment shall be effective and the Employment Agreement shall be deemed amended in the manner set forth above.

Please sign and date two copies of this Amendment and Extension and return them to Judie Bratek, Manager of Compensation in Denver, Mail Code 2-01, at your earliest convenience.

If you have questions about the extension, please call Dion Persson at 950-3422.

Very truly yours,

/s/ W. T. Stephens
W. T. Stephens
Chairman, President and
Chief Executive Officer
Manville Corporation

This amendment and extension is accepted this 8th day of May, 1995.

                                          /s/ K. L. Jensen
                                          -----------------
                                              K. L. Jensen

Attest:

/s/  Richard B. Von Wald
-------------------------
     Richard B. Von Wald
     General Counsel

March 14, 1996


Kenneth L. Jensen - 12-05

RE: EMPLOYMENT AGREEMENT EXTENSION

Dear Ken:

     Recently, the Board of Directors of Manville Corporation approved an extension of your employment agreement with Schuller International, Inc. (the "Company"), dated April 10, 1992 (as previously amended and extended, the "Employment Agreement"). This letter serves as notice of the extension and, subject to execution by you and attestation by Manville Corporation's General Counsel, an amendment to the Employment Agreement extending the "Employment Term" (as defined in the Employment Agreement) to April 10, 1999.

     To evidence your agreement to so extend the Employment Term, please sign and date both copies of this letter where indicated and return them to Dion Persson (Denver 11-01) at your earliest convenience. A fully executed copy will be returned to you for your files. If you have any questions about the extension, please call Dion Persson at 303-978-3422.

Very truly yours,

/s/ W. T. Stephens

W.T. Stephens
Chairman of the Board, President
and Chief Executive Officer

     This amendment is accepted this 18th day of March, 1996.



                                          /s/  K. L. Jensen
                                          --------------------
                                               Kenneth L. Jensen

Attest:

/s/ Richard B. Von Wald
------------------------------------------
    Richard B. Von Wald
    Senior Vice President, General Counsel
    & Secretary

                       AMENDMENT TO EMPLOYMENT AGREEMENT
                      BETWEEN SCHULLER INTERNATIONAL, INC.
                             AND KENNETH L. JENSEN

     This AMENDMENT, dated as of June 7, 1996, is by and between SCHULLER INTERNATIONAL, INC., a Delaware corporation (the "Company"), and Kenneth L. Jensen (the "Executive") and amends the EMPLOYMENT AGREEMENT, dated April 10, 1992, between the Company and the Executive (as previously amended and extended, the "Employment Agreement").

     WHEREAS, the Company and the Executive have agreed to amend the Employment Agreement in accordance with the terms hereof.

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto hereby agree as follows:

     1. The first sentence of Section 2 of the Employment Agreement is hereby amended to read as follows:

     Executive shall serve as Senior Vice President and Chief Financial Officer of the Company.

     2. Section 8(g) of the Employment Agreement is hereby amended in its entirety to read as follows:

        (g) Change in Control. For purposes of this Agreement, the phrase "Change in Control" shall mean the following and shall be deemed to have occurred if any of the following events shall have occurred:

            (i) any Person (as defined below) (other than Schuller Corporation ("Schuller")), any trustee or other fiduciary holding securities under any employee benefit plan of Schuller, or any company owned, directly or indirectly, by the stockholders of Schuller in substantially the same proportions as their ownership of the common stock of Schuller) becomes the Beneficial Owner (as defined below) (except that a Person shall be deemed to be the Beneficial Owner of all shares that any such Person has the right to acquire pursuant to any agreement or arrangement or upon exercise of conversion rights, warrants or options or otherwise, without regard to the sixty day period referred to in Rule 13d-3 under the Exchange Act (as defined below)), directly or indirectly, of securities of Schuller or any Significant Subsidiary (as defined below), representing 30 percent or more of the combined voting power of Schuller's or such subsidiary's then outstanding securities; provided, however, that such event shall not constitute a Change in Control unless or until the percentage of such securities owned beneficially, directly or indirectly, by such Person is equal to or more than all such securities owned beneficially, directly or indirectly, by Manville Personal Injury Settlement Trust (the "Trust");

          (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of Schuller (the "Board"), and any new director (other than a director designated by a person who has entered into an agreement with Schuller to effect a transaction described in clause (i), (iii), or (iv) of this paragraph) whose election by the Board or nomination for election by Schuller's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved but excluding for this purpose any such new director whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of an individual, corporation, partnership, group, associate or other entity or Person other than the Board, cease for any reason to constitute at least a majority of the Board; provided, however, that such event shall not constitute a Change in Control unless or until the percentage of voting securities of Schuller owned beneficially, directly or indirectly, by the Trust is less than 50 percent of all such outstanding securities;

          (iii) the consummation of a merger or consolidation of Schuller or any subsidiary owning directly or indirectly all or substantially all of the consolidated assets of Schuller (a "Significant Subsidiary") with any other corporation, other than a merger or consolidation which would result in the voting securities of Schuller or a Significant Subsidiary outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or resulting entity) more than 50 percent of the combined voting power of the surviving or resulting entity outstanding immediately after such merger or consolidation;

          (iv) the stockholders of Schuller or any affiliate approve a plan or agreement for the sale or disposition of all or substantially all of the consolidated assets of Schuller (other than such a sale or disposition immediately after which such assets will be owned directly or indirectly by the stockholders of Schuller in substantially the same proportions as their ownership of the common stock of Schuller immediately prior to such sale or disposition) in which case the Board shall determine the effective date of the Change in Control resulting therefrom;

          (v) a sale of the business unit, division or group within which Executive is employed, other than to another entity which is directly or indirectly controlled by Schuller, as a result of which Executive is no longer employed by an entity which is directly or indirectly controlled by Schuller; or

          (vi) any other event occurs which the Board determines, in its discretion, would materially alter the structure of Schuller or its ownership.

          (vii) Defined terms.

               (A) "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.

               (B) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

               (C) "Person" shall have the meaning ascribed to such term in
Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a "group" as defined in Section 13(d) thereof.

     3. Section 9 of the Employment Agreement is hereby amended in its entirety to read as follows:

          9. [Reserved]

     4. Attached hereto is a revised Schedule B to the Employment Agreement, which shall supersede and replace any previously existing Schedule B to the Employment Agreement.

     5. Except as provided by this Amendment, the Employment Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Amendment to be effective as of June 7, 1996.

                                       /s/  K. L. Jensen
                                       ----------------------------------------
                                            Kenneth L. Jensen


                                       SCHULLER INTERNATIONAL, INC.

                                       /s/ W. T. Stephens
                                       ----------------------------------------
                                           W. Thomas Stephens
                                           Chief Executive Officer and President
ATTEST:


/s/  Richard B. Von Wald
----------------------------------
     Richard B. Von Wald
     Executive Vice President,
     General Counsel and Secretary

                                   Schedule B

                     Incentive Compensation Plan in Effect

     Annual Incentive Compensation Plan for Schuller Corporation

     1994 Long-Term Cash Incentive Compensation Plan for Schuller
     International Group, Inc.

     Schuller Corporation 1996 Stock Award Plan

     Schuller Corporation 1996 Deferred Compensation Plan

                              EMPLOYMENT AGREEMENT

     EMPLOYMENT AGREEMENT dated as of June 3, 1992, (the "Agreement") by and between SCHULLER INTERNATIONAL, INC., a Delaware corporation (the "Company") and a subsidiary of MANVILLE CORPORATION, a Delaware corporation ("Manville") and HARVEY L. PERRY, JR. (the "Executive").

     WHEREAS the Company desires to continue to employ Executive and to enter into an agreement embodying the terms of such employment (the "Agreement"); and

     WHEREAS Executive desires to continue such employment and enter into such an Agreement;

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the parties agree as follows:

     1. Term of Employment. The Executive shall be employed by the Company for a period commencing on June 3, 1992 and, except as otherwise provided herein, ending three years from such date. At the April meeting of Manville's Board of Directors or at the next meeting thereafter at which the extension of employment agreements of executives of the Company is considered, the Board of Directors of Manville and the Chief Executive Officer of the Company shall review this Agreement and the Executive's performance hereunder and shall determine, in their sole discretion, whether or not to extend the period of Executive's employment pursuant to this Agreement by one year. The period of Executive's employment hereunder, including any extension or extensions pursuant to the foregoing sentence, is referred to hereinafter as the "Employment Term". A failure to renew this Agreement shall not constitutes termination of Executive's employment.

     2. Position. Executive shall serve as Vice President - Manufacturing. Executive shall devote substantially all of his business time and energies to the business of the Company. Notwithstanding the foregoing, Executive may (a) continue to serve on the board of directors of any business corporation on which he is serving as of the date of this Agreement (as shown on Schedule A),
(b) serve on the boards of directors or committees of non-profit organizations and (c) with the prior approval of the Chief Executive Officer of the Company or of the Board of Directors of the Company, serve on the boards of directors of other business corporations, provided that in the Company's sole reasonable discretion none of the foregoing activities materially interferes with the performance of Executive's duties hereunder.

     3. Base Salary. Company shall pay Executive a base salary at the rate of not less than $110,000 per year, as the same may from time to time be increased at the sole discretion of the Board of Directors of the Company or, prior to a Change in Control, decreased in the event of across the board salary reductions within the corporate staff group or the business division in which Executive is employed, whichever is applicable ("Base Salary").

     4. Incentive Compensation. Executive shall participate in the Manville executive incentive compensation plans, as in effect from time to time during the Employment Term, for which he is eligible. (References herein to "Manville executive incentive compensation plans" whether annual or long-term, shall include such plans maintained by Manville and/or the Company, as the case may be, from time to time.) The Manville executive incentive compensation plans in effect on the date hereof in which Executive participates are listed on Schedule B.

     5. Employee Benefits. Executive shall be eligible to participate in such other of the Company's employee benefit plans and to receive such benefits for which his level of employment makes him eligible, in accordance with the Company's policies as in effect from time to time during the Employment Term.

     6. Business Expenses. Necessary and reasonable business expenses incurred by Executive during the Employment Term shall be reimbursed in accordance with Company policies.

     7. Termination Prior to a Change in Control.

        (a) Retirement. This Agreement shall terminate automatically upon Executive's Retirement, as defined hereafter. For purposes of this Agreement, "Retirement" means termination of Executive's employment initiated by Executive, other than for Good Reason as defined in Section 7(e) or Section 8(e) hereof, whichever is applicable, whereby Executive is entitled to receive an immediately payable benefit, including an early retirement benefit, under the Company's retirement plan generally applicable to its salaried employees or under any retirement arrangement established with respect to Executive with his consent, in either case, whether or not Executive commences to receive such benefit at the time of such termination. Upon termination of Executive's employment by reason of Retirement prior to a Change in Control,

Executive shall be entitled to benefits determined in accordance with the Company's retirement, benefit and insurance programs in effect at such time.

        (b) Death or Disability.

            (i) Disability. Executive's employment hereunder may be terminated by the Company if Executive becomes physically or mentally incapacitated and is therefore unable for a period of six (6) consecutive months to perform his duties (such incapacity is hereinafter referred to as "Disability"). Any question as to the existence of the Disability of the Executive as to which the Executive and the Company cannot agree shall be determined in writing by a qualified independent physician mutually acceptable to the Executive and the Company. Upon any such termination for Disability prior to a Change in Control, Executive shall be entitled to receive his Base Salary through the date on which the Executive is first eligible to receive payment of disability benefits in lieu of salary under the Company's employee benefit plans as then in effect.


            (ii) Death. Upon termination for death prior to a Change in Control, Executive shall be entitled to his Base Salary at the rate in effect at the time of Executive's death through the end of the month in which his death occurs.

            (iii) Death or Disability Benefits. All other benefits to which Executive may be entitled following Executive's termination for death or Disability prior to a Change in Control shall be determined in accordance with the plans, policies and practices of the Company.

        (c) For Cause by the Company; Voluntary Termination by Executive. Executive's employment hereunder may be terminated by the Company for "Cause". For purposes of this Agreement, prior to a Change in Control, "Cause" shall mean (i) Executive's willful and continued failure substantially to perform his duties hereunder (other than as a result of total or partial incapacity due to physical or mental illness or as a result of termination by Executive for Good Reason as defined in Section 7(e) below), (ii) Executive's dishonesty in the performance of his duties hereunder or (iii) Executive's conviction of a felony under the laws of the United States or any state thereof. If Executive is terminated for Cause, or if Executive voluntarily terminates employment hereunder other than for Good Reason, in either case, prior to a Change in Control, he shall be entitled to receive his Base Salary through the date of termination. All other benefits, if any, payable to Executive following such termination of Executive's employment shall be determined in accordance with the plans, policies and practices of the Company.

        (d) Without Cause by the Company or with Good Reason by Executive. If prior to a Change in Control Executive's employment hereunder is terminated by the Company without Cause (other than by reason of death or Disability) or by Executive with "Good Reason" (as defined in Section 7(e) below), Executive shall be entitled to receive the following benefits:

            (i) The Company shall pay Executive at the time of such termination in a lump sum a cash amount equal to two times his Base Salary in effect at the time of such termination or, in the event of termination by the Executive on account of an event described in Section 7(e)(iv) below, the Base Salary as in effect prior to the reduction or reductions referred to therein plus the bonus the Executive would have earned in respect of the year of termination under the Manville annual incentive compensation plan, if any, in effect at the date of termination or, in the event of a termination by Executive by reason of an event described in Section 7(e)(vi), the plan in effect prior to the elimination referred to therein, determined as if the Executive had been employed by the Company for the full year and without regard to any right reserved by the Company to decrease or eliminate such bonus, and assuming actual performance had equaled 100% of the performance objective established for such year pursuant to the terms of such plan.

          (ii) For a 24-month period after such termination, the Company shall cause Executive to be provided with life, accident, medical, dental and prescription insurance benefits substantially similar to, and on the same terms as, those benefits elected and received by Executive under the Company's "Flex Benefit" program immediately prior to such termination; provided that, Executive shall be charged an amount equal to any monthly payroll deduction charged for similar benefits to executives in positions similar to that which Executive held before his termination; and provided further that, if Executive receives medical benefits under the Manville Retiree Comprehensive Health Care Plan and post-retirement life insurance benefits (collectively, "Retiree Medical and Life Insurance Benefits"), at any time during the 24-month period referred to above, once such benefits begin Executive shall be entitled only to Retiree Medical and Life Insurance Benefits.

            (iii) For a period of 24 months after such termination, the Company shall provide or cause Executive to be provided with the perquisites listed on Schedule C, attached hereto, as may be amended by the Company from time to time without Executive's consent prior to such termination (provided that nothing herein shall be deemed to permit such an amendment without Executive's consent following a Change in Control), on the same terms and conditions on which such perquisites were provided prior to Executive's termination.

            (iv) In addition to all other amounts payable to Executive under this Section 7(d), Executive shall be entitled to receive all benefits payable to Executive under any other plan, policy or agreement relating to retirement or other benefits in accordance with the terms of such plans, policies or agreements; provided, however that, amounts paid pursuant to this Section 7(d) shall be in lieu of any payments under any Manville separation policy.

            (v) The Company shall provide Executive with outplacement services from the firm of Executive's choice at a cost to the Company not to exceed the lesser of (A) 20% of Executive's Base Salary in effect at the time of Executive's termination of employment with the Company or (B) $25,000.

        (e) Good Reason. For purposes of this Agreement, prior to a Change in Control, "Good Reason" shall mean:

            (i) a material reduction in Executive's responsibilities, authorities or duties, all as contemplated by Section 2 hereof; provided, however, that such reduction by reason of a termination for Cause or Disability shall not constitute Good Reason;

          (ii) Executive's job is eliminated other than by reason of promotion or termination for Cause or Disability.

          (iii) the Company fails to pay Executive any amount otherwise vested and due hereunder or under any plan or policy of the Company;

          (iv) a reduction in Executive's Base Salary except in the event of an across the board salary reduction within the corporate staff group or the business division in which Executive is employed, whichever is applicable;

          (v) a reduction in Executive's aggregate level of benefits under the Company's pension, life insurance, medical, health and accident, disability, deferred compensation or savings or similar plans, except in the event of an across the board reduction in such benefits within the corporate staff group or the business division in which Executive is employed, whichever is applicable;

          (vi) the elimination of an annual incentive compensation plan; or

          (vii) the Executive's office is relocated outside of a 50-mile radius of Waterville, Ohio without his written consent.

     If Executive provides to the Company a Notice of Termination, as defined in Section 13(f), in connection with an event described in clauses (i) through
(vii) of this Section 7(e), the Company shall have ten (10) business days from the date of receipt of such notice to effect a cure of the event described therein, and upon cure thereof by the

Company to Executive's reasonable satisfaction, such event shall no longer constitute Good Reason for purposes of this Agreement.

        (f) Mitigation. In the event of termination of Executive's employment hereunder by the Company without Cause or by Executive with Good Reason prior to a Change in Control, benefits otherwise receivable by Executive pursuant to subsection 7(d)(ii) shall be reduced to the extent comparable benefits are received by Executive during the 24-month period following such termination. Executive shall report to the Company any such benefits actually received by Executive.

     8. Termination Following a Change in Control.

        (a) Retirement. This Agreement shall terminate automatically upon Executive's Retirement. Upon a termination of Executive's employment by reason of Retirement following a Change in Control, Executive shall be entitled to benefits determined in accordance with the Company's retirement, benefit and insurance programs in effect immediately prior to the Change in Control or, if more generous, such programs in effect at the time of such Retirement.

        (b) Death or Disability.

            (i) Disability. Executive's employment hereunder may be terminated by reason of Executive's Disability, subject to the procedure for determining such Disability outlined in Section 7(b)(i). Upon any termination for Disability following a Change in Control, Executive shall be entitled to receive his Base Salary for a two-year period ending on the second anniversary of Executive's date of termination. Such Base Salary shall be paid in equal monthly installments and shall be reduced by any amounts received as disability benefits in lieu of salary under the Company's employee benefit plans.

          (ii) Death. Upon termination for death following a Change in Control, Executive shall be entitled to (x) his Base Salary at the rate in effect at the time of Executive's death through the end of the month in which his death occurs and (y) if and to the extent the death benefits provided Executive by the Company are less than would have been paid immediately prior to a Change in Control, a lump sum payment of cash in an amount equal to the value of such shortfall. Any such lump sum payment shall be made within ten (10) business days following Executive's death.

          (iii) Death or Disability Benefits. All other benefits to which Executive may be entitled upon Executive's termination for death or Disability following a Change in Control shall be determined in accordance with the plans, policies and practices of the Company in effect immediately prior to the Change in Control or, if more generous, such plans, policies and practices as in effect at any time following the Change in Control; provided that, nothing in this Section 8(b)(iii) shall be interpreted so as to result in the duplication of the benefits provided under Section 8(b)(i) or (ii).

     (c) For Cause by the Company; Voluntary Termination by Executive. For purposes of this Agreement, following a Change in Control, "Cause" shall mean
(i) Executive's willful and continued failure substantially to perform his duties hereunder (other than as a result of total or partial incapacity due to physical or mental illness or as a result of termination by Executive for Good Reason as defined in Section 8(e) below) after a written demand for substantial performance is delivered to Executive personally and Executive shall have failed during the 60-day period following such written demand to have corrected such failure, (ii) Executive's dishonesty in the performance of his duties hereunder or (iii) Executive's conviction of a felony under the laws of the United States or any state thereof. For purposes of this
Section 8(c) no act or failure to act on Executive's part shall be deemed willful unless done or omitted to be done by Executive not in good faith and without reasonable belief that Executive's action or omission was in the best interest of the Company.

     If Executive is terminated for Cause, or if Executive voluntarily terminates his employment with the Company other than for Good Reason, in either case, following a Change in Control, he shall be entitled to receive his Base Salary through the date of termination. All other benefits, if any, payable to Executive following such termination of Executive's employment shall be determined in accordance with the plans, policies and practices of the Company.

        (d) Without Cause by the Company or with Good Reason by Executive. If Executive's employment is terminated by the Company following a Change in Control without Cause (other than by reason of death or Disability) or by Executive with "Good Reason" (which following a Change in Control shall have the meaning set forth in Section 8(e) below), Executive shall be entitled to receive the following benefits:

            (i) The Company shall pay Executive at the time of such termination in a lump sum a cash amount equal to two times the sum of (A) his Base Salary in effect at the time of such termination or, in the event of termination by the

Executive by reason of an event described in Section 8(e)(iv) below, the Base Salary as in effect prior to the reduction or reductions referred to therein plus (B) the bonus the Executive would have earned in respect of the year of termination under the Manville annual incentive compensation plan, if any, in effect at the date of termination or in the event of a termination by Executive by reason of an event described in Section 8(e)(v), the plan in effect immediately prior to the reduction or reductions referred to therein, determined as if the Executive had been employed by the Company for the full year and without regard to any right reserved by the Company to decrease or eliminate such bonus, and assuming actual performance had equaled 100% of the performance objective established for such year pursuant to the terms of such plan.

          (ii) The Company shall pay Executive in a lump sum a cash amount equal to a fraction of the annual bonus which (absent such termination and without regard to any right reserved by the Company to decrease or eliminate such bonus) Executive would have earned with respect to the year of termination under the Manville annual executive incentive compensation plan, if any, in effect at the date of termination or, in the event of a termination by Executive by reason of an event described in Section 8(e)(v), the plan in effect prior to the reduction or reductions referred to therein, assuming actual performance had equaled 100% of the performance objective established for such year pursuant to the terms of such plan, the numerator of which fraction is the number of days in such year during which the Executive was employed by the Company and the denominator of which is 365. Such payment shall be made at the time of Executive's termination.

          (iii) The Company shall pay Executive in a lump sum a cash amount equal to the sum of the amounts Executive would have received in respect of all Performance Units (and other similar interests) granted to Executive under the 1991 Long Term Cash Incentive Compensation Plan (or any other Manville long-term cash incentive plan adopted after the date hereof) assuming Executive remained employed through the applicable expiration or final payment date of such Performance Units or other interests, less any amount paid to Executive in respect of such Performance Units and other interests prior to termination of his employment. For purposes of calculating the sum to which Executive is entitled it shall be assumed that all "Scheduled Dividend Payments" (as such term is defined in the 1991 Long Term Cash Incentive Compensation Plan) not paid at or prior to Executive's termination of employment will be paid in full at their then estimated value, as determined by the Company (without reduction or deferral). Such payment shall be made at the time of Executive's termination.

          (iv) Executive shall receive credit under the Supplemental Plan for Participants in the Manville Salaried Retirement Plan for two additional years of service for purposes of both vesting and accrual of benefits.

          (v) For a 36-month period following Executive's termination, the Company shall pay Executive in monthly installments the sum of the monthly costs to Executive of purchasing life, accident, medical, dental and prescription insurance benefits substantially similar to such benefits elected and received by Executive under the Company's "Flex Benefit" program immediately prior to Executive's termination or, if more generous, immediately prior to the Change in Control ("Continued Benefits") less the monthly payroll deduction, if any, charged to Executive immediately prior to Executive's termination, or, if applicable, immediately prior to the Change in Control, for any of such Continued Benefits; notwithstanding the foregoing, if Executive begins to receive Retiree Medical and Life Insurance Benefits at any time during the 36-month period referred to above, once such benefits begin, the monthly payment due Executive under the preceding clause shall equal the monthly costs to Executive of purchasing Continued Benefits not provided by the Company to Executive as Retiree Medical and Life Insurance Benefits.

          (vi) For a 24-month period after such termination, the Company shall provide or cause Executive to be provided with the perquisites listed on Schedule C, attached hereto (which the Company may amend from time to time prior to a Change in Control, without Executive's consent), on the same terms and conditions on which such perquisites were provided at the time of Executive's termination or, if more generous, immediately prior to such termination.

          (vii) In addition to all other amounts payable to Executive under this
Section 8(d), Executive shall be entitled to receive all benefits payable to Executive under any other plan, policy or agreement relating to retirement or other benefits, in accordance with the terms of such plans, policies or agreements; provided, however that, amounts paid pursuant to this Section 8(d) shall be in lieu of any payments under any Manville separation policy.

            (viii) The Company shall provide Executive with outplacement services from the firm of Executive's choice at a cost to the Company not to exceed 20% of Executive's Base Salary in effect at the time of such termination or, in the event of termination by Executive by reason of an event described in
Section 8(e)(iv) below, the Base Salary as in effect prior to the reduction or reductions referred to therein.

        (e) Good Reason Following a Change in Control. For purposes of this Agreement, following a Change in Control, "Good Reason" shall mean:

            (i) a material adverse change in the nature or scope of Executive's responsibilities, authorities, duties and/or position (including by reason of a substantial reduction in the size of the Company or other substantial change in the character or scope of the Company's operations);

            (ii) Executive no longer serves in the position described in Section 2, other than by reason of a promotion or a termination for Cause or Disability;

            (iii) the Company fails to pay Executive any amounts otherwise vested and due hereunder or under any plan or policy of the Company;

            (iv) a reduction in the Executive's Base Salary in effect immediately prior to the Change in Control or as the same may be increased from time to time;

            (v) a reduction in the Executive's incentive compensation opportunity, as defined below, under the Manville executive incentive compensation plans as in effect immediately prior to the Change in Control or as the same may be increased from time to time (absent, in the case of any such reduction relative to Executive's annual bonus, a corresponding increase in his Base Salary);

          (vi) the failure of the Company, to continue to provide Executive with benefits and perquisites which are substantially similar in the aggregate to those enjoyed by Executive under the Company's pension, life insurance, medical, health and accident, disability, deferred compensation or savings or similar plans and fringe benefit programs (including vacation) in which Executive was participating immediately prior to the Change in Control; or the failure by the Company to continue to provide Executive with directors' or officers' insurance, as applicable, at the level maintained immediately prior to the Change in Control;

          (vii) the Executive's office is relocated outside of a 50-mile radius of Waterville, Ohio without his written consent;

          (viii) the failure of the Company to obtain an agreement from any successor to assume and agree to perform this Agreement, as contemplated in
Section 13(e) hereof; or

          (ix) any purported termination of Executive's employment by the Company which is not effected pursuant to a Notice of Termination satisfying the requirements of Section 13(f) and, if applicable, following the written demand described in Section 8(c) and the relevant cure period.

     If Executive provides a Notice of Termination, as defined in Section 13(f), in connection with an event described in clauses (i) through (vii) of this Section 8(e), to the Company, the Company shall have ten (10) business days from the date of receipt of such notice to effect a cure of the event described therein, and upon cure thereof by the Company to Executive's reasonable satisfaction, such event shall no longer constitute Good Reason for purposes of this Agreement.

     (f) Reduction in Incentive Compensation Opportunity. For purposes of this Agreement, a "reduction in the Executive's incentive compensation opportunity" under the Manville executive incentive compensation plans shall include

          (i) the failure to maintain both an annual and a long-term incentive plan;

          (ii) any reduction or elimination by the Company of Executive's annual or long-term incentive compensation pursuant to any reserved right under any such plan to decrease or eliminate such bonus or award;

          (iii) any reduction in Executive's participation level under any such plan; and

          (iv) any adverse change in the payout schedule or its equivalent or in the manner of assessing actual performance under any such plan and/or any extraordinary change in the applicable performance criteria thereunder.

     (g) Change in Control. For purposes of this Agreement, the phrase "Change in Control" shall mean the following and shall be deemed to have occurred if any of the following events shall have occurred:

          (i) except for Manville, a subsidiary or an affiliate thereof, an employee benefit plan (including any trustee of such plan, acting as trustee) sponsored or maintained by Manville or any subsidiary thereof or the Manville Personal Injury

Settlement Trust (the "Trust"), any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended from time to time, and any successor act (the "Exchange Act") is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly of securities of Manville representing 30% or more of the combined voting power of Manville's then outstanding securities;

          (ii) at least 40% of the directors of Manville constitute persons who were not, at the time of their first election to the Board, candidates proposed by a majority of the Board in office prior to the time of such first election,

          (iii) (A) the dissolution of Manville; (B) a sale or other disposition or the last sale or other disposition to occur in a series of sales and/or other dispositions within any 18-month period ("Serial Sales") by Manville and/or one or more subsidiaries of Manville of assets (including any sale through a public offering of shares of voting stock of a Manville subsidiary by Manville or by any subsidiary thereof) which, in the case of Serial Sales, as of the beginning of such 18-month period, account for (or, in the case of stock sold through a public offering, which represents indirect ownership on a proportionate basis of assets accounting for) more than 40% of the consolidated revenues of Manville and its subsidiaries, as determined in accordance with generally accepted accounting principles; provided, however, that no sale or disposition of assets or stock shall be taken into account to the extent that the proceeds of such sale or disposition (whether in cash or in-kind) are reinvested or are, in the case of proceeds received in-kind, used in the ongoing conduct by Manville or one or more of its subsidiaries of the business of Manville and/or such subsidiary or subsidiaries, provided further that such a reinvestment shall not be deemed to have occurred unless made within 18 months of such sale or disposition and provided further that, the term reinvestment shall exclude, inter alia, the use of proceeds (x) to repay debt owed to the Trust or debt incurred in connection with the operation of the business in which the assets sold or disposed of were used or (y) to pay dividends; (C) a transaction to which Manville is a party pursuant to which the holders of all of the shares of Manville outstanding prior to such transaction do not hold, directly or indirectly, shares outstanding of the surviving corporation in substantially the same proportions as those in which they held the outstanding shares of Manville prior to the transaction; or (D) any other event which the Board determines, in its discretion, would materially alter the structure of Manville or its ownership;

          (iv) a sale of the business unit, division or group within which Executive is employed, other than to another entity which is directly or indirectly controlled by Manville as a result of which Executive is no longer employed by an entity which is directly or indirectly controlled by Manville; or

          (v) a reduction in workforce, or the last to occur in a series of reductions in workforce within any 24-month period, of the Company, if Executive is employed by the Company at the time of such reduction or last reduction, or Riverwood International Corporation ("Riverwood"), if Executive is employed by Riverwood at the time of such reduction or last reduction, as a result of which 80% of such workforce measured as of the date 24 months prior to the last such reduction is no longer employed by the Company or Riverwood, whichever is applicable, excluding for these purposes any reduction in the workforce of either the Company or Riverwood attributable to transfers of employees to Manville.

     In the event of a Change in Control by reason of an event described in
Section 8(g)(iv) the Company shall pay Executive in a lump sum a cash amount equal to the sum of the amounts Executive would have received in respect of all Performance Units granted to Executive under the 1991 Long Term Cash Incentive Compensation Plan assuming Executive remained employed through the applicable expiration or final payment date of such Performance Units, less any amount paid to Executive in respect of such Performance Units prior to termination of his employment. For purposes of calculating the sum to which Executive is entitled it shall be assumed that all "Scheduled Dividend Payments" (as such term is defined in the 1991 Long Term Cash Incentive Compensation Plan) not paid at or prior to Executive's termination of employment will be paid in full at their then estimated value as determined by the Company (without reduction or deferral). Such payment shall be made in the event of a Change in Control described in Section 8(g)(iv) at the time of such Change in Control and the Performance Units and all rights related thereto shall be extinguished upon such payment.

     9. Reduction of Payments. If any payment to or for the benefit of Executive under this Agreement either alone or together with other payments to or for the benefit of Executive would constitute a "parachute payment" (as defined in Section 280G of the Internal Revenue Code of 1986, as amended (the "Code")), the payments under this

Agreement shall be reduced to the largest amount that will minimize or eliminate both the imposition of the excise tax imposed by Section 4999 of the Code and the disallowance of deductions to the Company under Section 280G of the Code of any such payments. The determination of any reduction in the payments under this Agreement pursuant to this Section shall be made by the Company's independent accountants.

     10. Indemnification. The Company will indemnify Executive (and his legal representatives or other successors) to the fullest extent permitted (including payment of expenses in advance of final disposition of a proceeding) by the laws of the jurisdiction of incorporation of the Company, as in effect at the time of the subject act or omission, or by the Restated Certificate of Incorporation and By-Laws of the Company, as in effect at such time or on the effective date of this Agreement, or by the terms of any indemnification agreement between the Company and Executive, whichever affords or afforded greatest protection to Executive, and Executive shall be entitled to the protection of any insurance policies the Company may elect to maintain generally for the benefit of its directors and officers (and to the extent the Company maintains such an insurance policy or policies, Executive shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any Company officer or director), against all costs, charges and expenses whatsoever incurred or sustained by him or his legal representatives at the time such costs, charges and expenses are incurred or sustained, in connection with any action, suit or proceeding to which he (or his legal representatives or other successors) may be made a party by reason of his being or having been a director, officer or employee of the Company, Manville or any subsidiary of either of them, or his serving or having served any other enterprise as a director, officer or employee at the request of the Company or Manville.

     11. Legal Fees. In the event of a dispute between Executive and the Company with respect to any of Executive's rights under this Agreement, the Company shall reimburse Executive for any and all legal fees and related expenses incurred by him in connection with enforcing such rights, at the time such fees and related expenses are incurred; provided that, if Executive's claim is found by a court of competent jurisdiction to have been frivolous, Executive shall reimburse the Company for all amounts paid by it under this Section.

     12. Confidentiality; Specific Performance. Executive will not at any time (whether during or after his employment with the Company) disclose or use for his own benefit or purposes, or the benefit or purposes of any other person, firm, partnership, joint venture, association, corporation or other business organization, entity or enterprise other than the Company and any of its subsidiaries or affiliates, any trade secrets, information, data, or other confidential information relating to customers, development programs, costs, marketing, trading, investment, sales activities, promotion, credit and financial data, manufacturing processes, financing methods, plans, or the business and affairs of the Company generally, or of any subsidiary or affiliate of the Company, provided that the foregoing shall not apply to information which is not unique to the Company or which is generally known to the industry or the public other than as a result of Executive's breach of this covenant. Executive agrees that upon termination of his employment with the Company for any reason, he will return to the Company immediately all memoranda, books, papers, plans, information, letters and other data, and all copies thereof or therefrom, in any way relating to the business of the Company and its affiliates, except that he may retain personal notes, notebooks and diaries. Executive further agrees that he will not retain or use for his account at any time any trade names, trademark or other proprietary business designation used or owned in connection with the business of the Company or its affiliates.

     Executive acknowledges and agrees that the Company's remedies at law for a breach or threatened breach of any of the provisions of this Section would be inadequate and, in recognition of this fact, Executive agrees that, in the event of such a breach or threatened breach, in addition to any remedies at law, the Company, without posting any bond, shall be entitled to obtain equitable relief in the form of specific performance, temporary restraining order, temporary or permanent injunction or any other equitable remedy which may then be available.

     13. Miscellaneous.

          (a) Governing Law; Liability of the Executive.
This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado. Executive shall not be subject to liability for breach of this Agreement by reason of his termination of his employment hereunder.

          (b) Entire Agreement/Amendments/Effectiveness. This Agreement shall supersede any and all existing employment, change-in-control or severance agreements between Executive and the Company or any of its affiliates and contains the entire understanding of the parties with respect to the employment of Executive by the Company. There are no restrictions, agreements, promises, warranties, covenants or undertakings between the parties with respect to the subject matter herein other than those expressly set forth herein. This agreement and any amendment hereto shall not be effective unless and until signed by the Chief Executive Officer of the Company and attested to by the General Counsel of the Company.

     (c) No Waiver. The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver of such party's rights or deprive such party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

     (d) Severability. In the event that any one or more of the provisions of this Agreement shall be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions of this Agreement shall not be affected thereby.

     (e) Successors; Binding Agreement. (i) In the event of a Change in Control, the Company will require the successor to the Company as Executive's employer (whether such succession is direct or indirect, by purchase, merger, consolidation or otherwise, to any portion of the business and/or assets of Manville or the Company) to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise. Prior to a Change in Control, the term "Company" shall also mean any affiliate of the Company to which Executive may be transferred and the Company shall cause such successor employer to be considered the "Company" bound by the terms of this Agreement and this Agreement shall be amended so to provide. Following a Change in Control the term "Company" shall not mean any affiliate of the Company to which Executive may be transferred unless Executive shall have previously approved of such transfer in writing, in which case the Company shall cause such successor employer to be considered the "Company" bound by the terms of this Agreement and this Agreement shall be amended so to provide.

          (ii) This Agreement shall inure to the benefit of and be enforceable by Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If Executive should die while any amount would still be payable to Executive hereunder if Executive had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to Executive's devisee, legatee or other designee or, if there is no such designee, to Executive's estate. This Agreement shall not be assignable by Executive.

     (f) Notice; Notice of Termination. (i) For the purpose of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and, except as otherwise provided in paragraph (iii) below, shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth on the signature page of this Agreement; provided that all notices to the Company shall be directed to the attention of the General Counsel of Manville, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt,

          (ii) Any purported termination of Executive's employment by the Company or by Executive shall not be effective unless communicated by written Notice of Termination to the other party hereto in accordance with paragraph
(i) above. For purposes of this Agreement, a "Notice of Termination" in the case of a termination for Cause following a Change in Control shall mean a notice given within ten (10) business days of the Company's having actual knowledge of the events giving rise to such termination and in all cases shall mean a notice which indicates the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive's employment under the provision so indicated.

          (iii) The date of termination of Executive's employment shall be the date of receipt of the Notice of Termination, except in the case of (A) Executive's death, in which case the date of termination of employment shall be the date of death or (B) Executive's termination for Cause following a Change in Control, in which case the date of termination shall be ten (10) business days after actual receipt by Executive of the Notice of Termination; provided that, if within thirty (30) days after any Notice of Termination following a Change in Control is received, the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, the date of termination of Executive's employment shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties, by a binding arbitration award, or by a final judgment, order or decree of a court of competent jurisdiction (which is not appealable or the time for appeal therefrom has expired and no appeal has been perfected); and provided further that the date of termination of Executive's employment shall be extended by a notice of dispute only if such notice is given in good faith and the party giving such notice pursues the resolution of such dispute with reasonable diligence. Notwithstanding the pendency of any such dispute, the Company will continue to pay Executive his full compensation in effect when the notice giving rise to the dispute was given (including, but not limited to, Base Salary and incentive compensation) or, if higher, the compensation in effect immediately prior to the Change in Control, and continue Executive as a participant in all compensation, benefits (including fringe benefits and perquisites) and insurance plans in which Executive was participating when the notice giving rise to the dispute was given, until the dispute is finally resolved in accordance with this paragraph
(iii). Amounts paid under this paragraph are in addition to all other amounts due under this Agreement and shall not be offset against or reduce any other amounts due under this Agreement.

     (g) Arbitration. The parties hereby agree to submit all controversies, claims and matters of difference in any way related to this Agreement or the performance or breach of the whole or any part hereof, to arbitration in Denver, Colorado, according to the rules and practices of the American Arbitration Association from time to time in force. If such rules and practices shall conflict with the Colorado Rules of Civil Procedure or any other provisions of Colorado law then in force, such Colorado rules and provisions shall govern. Arbitration of any such controversy, claim or matter of difference shall be a condition precedent to any legal action thereon. This submission and agreement to arbitration shall be specifically enforceable.

     Awards shall be final and binding on all parties to the extent and in the manner provided by Colorado law; provided that an arbitration award shall not be binding on the Company to the extent such award exceeds the maximum amount the Company would be required to pay Executive pursuant to the express terms of this Agreement. All awards may be filed by any party with the Clerk of the District Court in the County of Denver, Colorado and an appropriate judgment entered thereon and execution issued therefor. At the election of any party, said award may also be filed, and judgment entered thereon and execution issued therefor, with the clerk of one or more other courts, state or federal, having jurisdiction over the party against whom such award is rendered or its property.

     (h) Counterparts. This Agreement may be signed in several counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                                       /s/ Harvey L. Perry, Jr.
                                       -------------------------------
                                           Harvey L. Perry, Jr.


                                       SCHULLER INTERNATIONAL, INC.


                                       By:  /s/ W. T. Stephens
                                          ----------------------------
                                            Chief Executive Officer


ATTEST:

/s/ R. B. Von Wald
------------------
General Counsel

                                                            Harvey L. Perry, Jr.


                                   Schedule A

                           Outside Directorships Held


                                     None.

                                                            Harvey L. Perry, Jr.

                                   Schedule B
                     Incentive Compensation Plans in Effect


     Annual Incentive Compensation Plan.


     Manville Corporation Stock Incentive Plan.


     1991 Long-Term Cash Incentive Compensation Plan for Manville Corporation.


     1994 Long-Term Cash Incentive Compensation Plan for Schuller
     International Group, Inc.

                                                            Harvey L. Perry, Jr.



                                   Schedule C

             Fringe Benefit Arrangements and Perquisites in Effect


     Club Initiation Fees & Dues

            The Company will pay the initiation fee and dues for one country club of the officer's choice. The initiation fee and first year's dues will be "grossed up" for tax purposes.


     Financial & Estate Planning

            The Company will pay the reasonable cost of periodic financial and estate planning.


     Annual Executive Physical Exam Program

     Income Tax Return Preparation

            The Company will pay annual income tax return preparation fees up to $1,000 plus additional fees if incurred on account of job-related circumstances including the cost of representation by return preparer during an audit.

July 8, 1993



H. L. Perry, Jr.
3 Kokanee
Littleton, CO 80127

     RE: EMPLOYMENT AGREEMENT EXTENSION

Dear Harvey:

Recently, the Board of Directors of Manville Corporation approved the extension of your Employment Agreement for an additional year. This letter serves as notice of the extension and, subject to execution by you and attestation by the Company's General Counsel, an amendment to your Employment Agreement extending the "Employment Term" (as defined in the Employment Agreement) for one year.

If you agree with this amendment, please sign both copies of this letter below and return them to Dan Japha in the Denver Legal Department, P.O. Box 5108, Denver, Colorado 8021 7-5108 at your earliest convenience. If you have questions about this, please contact Dick Von Wald at 950-4911 or Dan Japha at 950-2266.



Very truly yours,

/s/ W. T. Stephens

W. T. Stephens
Chief Executive Officer



This amendment is accepted this 6th day of August, 1993.


                                       /s/ H. L. Perry, Jr.
                                       -------------------------
                                           (Executive)

Attest: /s/ R. B. Von Wald
       ---------------------
       General Counsel

                       AMENDMENT TO EMPLOYMENT AGREEMENT
                      BETWEEN SCHULLER INTERNATIONAL, INC.
                            AND HARVEY L. PERRY, JR.


     This AMENDMENT dated as of April 1, 1994 is by and between SCHULLER INTERNATIONAL, INC., a Delaware corporation (the "Company"), and Harvey L. perry, Jr. (the "Executive"), and amends the EMPLOYMENT AGREEMENT dated June 3, 1992 by and between the Company and the Executive as previously extended on August 3, 1993 (as so extended, the "Agreement').

     WHEREAS, effective as of the date hereof, the Company and the Executive agreed to change the Executive's position and annual base salary in accordance with the terms hereof.

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

     A. The first sentence of paragraph 2 of the Agreement is hereby amended to read as follows:

            Executive shall serve as the Vice President & General Manager - Filtration & Manufacturing.

     B. The first sentence of paragraph 3 of the Agreement is hereby amended to read as follows:

            Company shall pay Executive a base salary at the rate of not less than $150,000 per year, as the same may from time to time be increased at the sole discretion of the Board of Directors of the Company, or, prior to a Change in Control, decreased in the event of across the board salary reductions within the corporate staff group or the business division in which Executive is employed, whichever is applicable ("Base Salary").

     C. The "Employment Term" (as defined in the Agreement) is hereby extended for one year to June 3, 1997.

     D. Except as provided by this Amendment to the Agreement, the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Amendment to the Agreement to be effective as of April 1, 1994.


                                       /s/ Harvey L. Perry, Jr.
                                       --------------------------
                                           Harvey L. Perry, Jr.


                                       SCHULLER INTERNATIONAL, INC.


                                       By: /s/ W. T. Stephens
                                          -----------------------
                                           W. T. Stephens
                                           Chairman of the Board

ATTEST

     /s/  Richard B. Von Wald
----------------------------------
     Richard B. Von Wald
     Senior Vice President,
     General Counsel and Secretary

                       AMENDMENT TO EMPLOYMENT AGREEMENT

                      BETWEEN SCHULLER INTERNATIONAL, INC.

                            AND HARVEY L. PERRY, JR.


     THIS AMENDMENT dated as of April 26, 1995 is by and between SCHULLER INTERNATIONAL, INC., a Delaware corporation (the "Company"), and Harvey L. Perry, Jr. (the "Executive"), and amends the Employment Agreement dated as of June 3, 1992 by and between the Company and the Executive (as previously amended and extended, the "Agreement").

          WHEREAS, the Company and the Executive have agreed to amend the Agreement as set forth herein; and

          WHEREAS, the Board of Directors of Manville Corporation has approved an extension of the Agreement.

          NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     A. Paragraph 1 of the Agreement is hereby amended to extend the "Employment Term" (as defined in the Agreement) until April 10, 1998.

     B. The first sentence of Paragraph 2 of the Agreement is hereby amended, effective as of April 1, 1995, to read as follows:

          Executive shall serve as Vice President & General Manager of the Performance Materials Division.

     C. The first sentence of Paragraph 3 of the Agreement is hereby amended to read as follows:

          Company shall pay Executive a base salary at the rate of not less than $175,000 per year, as the same may from time to time be increased at the sole discretion of the Board of Directors of the Company or, prior to a Change in Control, decreased in the event of across the board salary reductions within the corporate staff group or the business division in which Executive is employed, whichever is applicable ("Base Salary").

     D.     Paragraph 7(f)(i) is hereby amended to read as follows:

            except for Manville, a subsidiary or an affiliate thereof, an employee benefit plan (including any trustee of such plan, acting as trustee) sponsored or maintained by Manville or any subsidiary thereof or Manville Personal Injury Trust (the "Trust"), any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended from time to time, and any successor act (the "Exchange Act")) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
            Act), directly or indirectly, of securities of Manville or Schuller International Group, Inc. ("Schuller") representing 30% or more of the combined voting power of Manville's or Schuller's, as applicable, then outstanding securities;

     E. Paragraph 7(f)(iii)(B) shall be amended to read as follows:

            a sale or other disposition or the last sale or other disposition to occur in a series of sales and/or other dispositions within any 18-month period ("Serial Sales") by Schuller and/or one or more subsidiaries of Schuller of assets which, in the case of Serial Sales, as of the beginning of such 18-month period, account for more than 40% of the consolidated revenues of Schuller and its subsidiaries, as determined in accordance with generally accepted accounting principles; provided, however, that no sale or disposition of assets or stock shall be taken into account to the extent that the proceeds of such sale or disposition (whether in cash or in-kind) are reinvested or are, in the case of proceeds received in kind, used in the ongoing conduct by Schuller or one or more of its subsidiaries of the business of Schuller and/or such subsidiary or subsidiaries, provided further that such a reinvestment shall not be deemed to have occurred unless made within 18 months of such sale or disposition and provided further that, the term reinvestment shall exclude, inter alia, the use of proceeds (x) to repay debt owed to the Trust or debt incurred in connection with the operation of the business in which the assets sold or disposed of were used or (y) to pay dividends.

     F. Except as provided by this Amendment to the Agreement, the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Amendment to the Agreement as of the date set forth above.



                                       /s/  Harvey L. Perry, Jr.
                                       ----------------------------
                                            Harvey L. Perry, Jr.


                                       SCHULLER INTERNATIONAL, INC.

                                       By: /s/ W. T. Stephens
                                          --------------------------
                                               W. Thomas Stephens
                                               Chairman of the Board

ATTEST:

/s/  Richard B. Von Wald
-----------------------------
     Richard B. Von Wald
     Senior Vice President,
     General Counsel and Secretary

March 14, 1996


Harvey L. Perry, Jr. - R-17

RE: EMPLOYMENT AGREEMENT EXTENSION

Dear Harv:

     Recently, the Board of Directors of Manville Corporation approved an extension of your employment agreement with Schuller International, Inc. (the "Company"), dated June 3, 1992 (as previously amended and extended, the "Employment Agreement"). This letter serves as notice of the extension and, subject to execution by you and attestation by Manville Corporation's General Counsel, an amendment to the Employment Agreement extending the "Employment Term" (as defined in the Employment Agreement) to April 10, 1999.

     To evidence your agreement to so extend the Employment Term, please sign and date both copies of this letter where indicated and return them to Dion Persson (Denver 11-01) at your earliest convenience. A fully executed copy will be returned to you for your files. If you have any questions about the extension, please call Dion Persson at 303-978-3422.

Very truly yours,

/s/ W. T. Stephens

W.T. Stephens
Chairman of the Board, President
and Chief Executive Officer

     This amendment is accepted this 18th day of March, 1996.



                                       /s/  Harvey L. Perry, Jr.
                                       --------------------------
                                            Harvey L. Perry, Jr.

  Attest:

    /s/    Richard B. Von Wald
--------------------------------------
           Richard B. Von Wald
           Senior Vice President, General Counsel
           & Secretary

                       AMENDMENT TO EMPLOYMENT AGREEMENT
                      BETWEEN SCHULLER INTERNATIONAL, INC.
                            AND HARVEY L. PERRY, JR.

     This AMENDMENT, dated as of June 7, 1996, is by and between SCHULLER INTERNATIONAL, INC., a Delaware corporation (the "Company"), and Harvey L. Perry, Jr. (the "Executive") and amends the EMPLOYMENT AGREEMENT, dated June 3, 1992, between the Company and the Executive (as previously amended and extended, the "Employment Agreement").

     WHEREAS, the Company and the Executive have agreed to amend the Employment Agreement in accordance with the terms hereof.

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto hereby agree as follows:

     1. The first sentence of Section 2 of the Employment Agreement is hereby amended to read as follows:

     Executive shall serve as Senior Vice President and General Manager, Performance Materials of the Company.

     2. Section 8(g) of the Employment Agreement is hereby amended in its entirety to read as follows:

        (g) Change in Control. For purposes of this Agreement, the phrase "Change in Control" shall mean the following and shall be deemed to have occurred if any of the following events shall have occurred:

               (i) any Person (as defined below) (other than Schuller Corporation ("Schuller")), any trustee or other fiduciary holding securities under any employee benefit plan of Schuller, or any company owned, directly or indirectly, by the stockholders of Schuller in substantially the same proportions as their ownership of the common stock of Schuller) becomes the Beneficial Owner (as defined below) (except that a Person shall be deemed to be the Beneficial Owner of all shares that any such Person has the right to acquire pursuant to any agreement or arrangement or upon exercise of conversion rights, warrants or options or otherwise, without regard to the sixty day period referred to in Rule 13d-3 under the Exchange Act (as defined below)), directly or indirectly, of securities of Schuller or any Significant Subsidiary (as defined below), representing 30 percent or more of the combined voting power of Schuller's or such subsidiary's then outstanding securities; provided, however, that such event shall not constitute a Change in Control unless or until the percentage of such securities owned beneficially, directly or indirectly, by such Person is equal to or more than all such securities owned beneficially, directly or indirectly, by Manville Personal Injury Settlement Trust (the "Trust");

               (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of Schuller (the "Board"), and any new director (other than a director designated by a person who has entered into an agreement with Schuller to effect a transaction described in clause (i), (iii), or (iv) of this paragraph) whose election by the Board or nomination for election by Schuller's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved but excluding for this purpose any such new director whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of an individual, corporation, partnership, group, associate or other entity or Person other than the Board, cease for any reason to constitute at least a majority of the Board; provided, however, that such event shall not constitute a Change in Control unless or until the percentage of voting securities of Schuller owned beneficially, directly or indirectly, by the Trust is less than 50 percent of all such outstanding securities;

               (iii) the consummation of a merger or consolidation of Schuller or any subsidiary owning directly or indirectly all or substantially all of the consolidated assets of Schuller (a "Significant Subsidiary") with any other corporation, other than a merger or consolidation which would result in the voting securities of Schuller or a Significant Subsidiary outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or resulting entity) more than 50 percent of the combined voting power of the surviving or resulting entity outstanding immediately after such merger or consolidation;

               (iv) the stockholders of Schuller or any affiliate approve a plan or agreement for the sale or disposition of all or substantially all of the consolidated assets of Schuller (other than such a sale or disposition immediately after which such assets will be owned directly or indirectly by the stockholders of Schuller in substantially the same proportions as their ownership of the common stock of Schuller immediately prior to such sale or disposition) in which case the Board shall determine the effective date of the Change in Control resulting therefrom;

               (v) a sale of the business unit, division or group within which Executive is employed, other than to another entity which is directly or indirectly controlled by Schuller, as a result of which Executive is no longer employed by an entity which is directly or indirectly controlled by Schuller; or

               (vi) any other event occurs which the Board determines, in its discretion, would materially alter the structure of Schuller or its ownership.

               (vii) Defined terms.

                    (A) "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.

                    (B) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

                    (C) "Person" shall have the meaning ascribed to such term in
Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a "group" as defined in Section 13(d) thereof.

     3. Section 9 of the Employment Agreement is hereby amended in its entirety to read as follows:

          9. [Reserved]

     4. Attached hereto is a revised Schedule B to the Employment Agreement, which shall supersede and replace any previously existing Schedule B to the Employment Agreement.

     5. Except as provided by this Amendment, the Employment Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Amendment to be effective as of June 7, 1996.



                                       /s/  Harvey L. Perry, Jr.
                                       -----------------------------
                                            Harvey L. Perry, Jr.


                                       SCHULLER INTERNATIONAL, INC.


                                       /s/ W. T. Stephens
                                       ------------------------------
                                           W. Thomas Stephens
                                           Chief Executive Officer and President

ATTEST:

/s/  Richard B. Von Wald
-----------------------------
     Richard B. Von Wald
     Executive Vice President,
     General Counsel and Secretary

                                   Schedule B

                     Incentive Compensation Plan in Effect

     Annual Incentive Compensation Plan for Schuller Corporation

     1994 Long-Term Cash Incentive Compensation Plan for Schuller
     International Group, Inc.

     Schuller Corporation 1996 Stock Award Plan

     Schuller Corporation 1996 Deferred Compensation Plan

                              EMPLOYMENT AGREEMENT

     EMPLOYMENT AGREEMENT dated as of April 10, 1992, by and between MANVILLE CORPORATION, a Delaware corporation ("Manville" or the "Company") and Richard
B. Von Wald, (the "Executive").

     WHEREAS the Company desires to continue to employ Executive and to enter into an agreement embodying the terms of such employment (the "Agreement"); and

     WHEREAS Executive desires to continue such employment and enter into such an Agreement;

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the parties agree as follows:

     1. Term of Employment. The Executive shall be employed by the Company for a period commencing on April 10, 1992 and, except as otherwise provided herein, ending three years from such date. At the end of each year of employment hereunder, the Board of Directors of the Company and the Chief Executive Officer of the Company shall review this Agreement and the Executive's performance hereunder and shall determine, in their sole discretion, whether or not to extend the period of Executive's employment pursuant to this Agreement by one year. The period of Executive's employment hereunder, including any extension or extensions pursuant to the foregoing sentence, is referred to hereinafter as the "Employment Term". A failure to renew this Agreement shall not constitutes termination of Executive's employment.

     2. Position. Executive shall serve as Senior Vice President and General Counsel & Secretary, Manville. Executive shall devote substantially all of his business time and energies to the business of the Company. Notwithstanding the foregoing, Executive may (a) continue to serve on the board of directors of any business corporation on which he is serving as of the date of this Agreement (as shown on Schedule A), (b) serve on the boards of directors or committees of non-profit organizations and (c) with the prior approval of the Chief Executive Officer of the Company or of the Board of Directors of the Company, serve on the boards of directors of other business corporations, provided that in the Company's sole reasonable discretion none of the foregoing activities materially interferes with the performance of Executive's duties hereunder.

     3. Base Salary. Company shall pay Executive a base salary at the rate of not less than $225,000 per year, as the same may from time to time be increased at the sole discretion of the Board of Directors of the Company or, prior to a Change in Control, decreased in the event of across the board salary reductions within the corporate staff group or the business division in which Executive is employed, whichever is applicable ("Base Salary").

     4. Incentive Compensation. Executive shall participate in the Manville executive incentive compensation plans, as in effect from time to time during the Employment Term, for which he is eligible. (References herein to "Manville executive incentive compensation plans" whether annual or long-term, shall include such plans maintained by Manville, from time to time.) The Manville executive incentive compensation plans in effect on the date hereof in which Executive participates are listed on Schedule B.

     5. Employee Benefits. Executive shall be eligible to participate in such other of the Company's employee benefit plans and to receive such benefits for which his level of employment makes him eligible, in accordance with the Company's policies as in effect from time to time during the Employment Term.

     6. Business Expenses. Necessary and reasonable business expenses incurred by Executive during the Employment Term shall be reimbursed in accordance with Company policies.

     7. Termination Prior to a Change in Control.

          (a) Retirement. This Agreement shall terminate automatically upon Executive's Retirement, as defined hereafter. For purposes of this Agreement, "Retirement" means termination of Executive's employment initiated by Executive, other than for Good Reason as defined in Section 7(e) or Section 8(e) hereof, whichever is applicable, whereby Executive is entitled to receive an immediately payable benefit, including an early retirement benefit, under the Company's retirement plan generally applicable to its salaried employees or under any retirement arrangement established with respect to Executive with his consent, in either case, whether or not Executive commences to receive such benefit at the time of such termination. Upon termination of Executive's employment by reason of Retirement prior to a Change in Control, Executive shall be entitled to benefits determined in accordance with the Company's retirement, benefit and insurance programs in effect at such time.

         (b) Death or Disability.

            (i) Disability. Executive's employment hereunder may be terminated by the Company if Executive becomes physically or mentally incapacitated and is therefore unable for a period of six (6) consecutive months to perform his duties (such incapacity is hereinafter referred to as "Disability"). Any question as to the existence of the Disability of the Executive as to which the Executive and the Company cannot agree shall be determined in writing by a qualified independent physician mutually acceptable to the Executive and the Company. Upon any such termination for Disability prior to a Change in Control, Executive shall be entitled to receive his Base Salary through the date on which the Executive is first eligible to receive payment of disability benefits in lieu of salary under the Company's employee benefit plans as then in effect.

            (ii) Death. Upon termination for death prior to a Change in Control, Executive shall be entitled to his Base Salary at the rate in effect at the time of Executive's death through the end of the month in which his death occurs.

            (iii) Death or Disability Benefits. All other benefits to which Executive may be entitled following Executive's termination for death or Disability prior to a Change in Control shall be determined in accordance with the plans, policies and practices of the Company.

         (c) For Cause by the Company; Voluntary Termination by Executive. Executive's employment hereunder may be terminated by the Company for "Cause". For purposes of this Agreement, prior to a Change in Control, "Cause" shall mean (i)

Executive's willful and continued failure substantially to perform his duties hereunder (other than as a result of total or partial incapacity due to physical or mental illness or as a result of termination by Executive for Good Reason as defined in Section 7(e) below), (ii) Executive's dishonesty in the performance of his duties hereunder or (iii) Executive's conviction of a felony under the laws of the United States or any state thereof. If Executive is terminated for Cause, or if Executive voluntarily terminates employment hereunder other than for Good Reason, in either case, prior to a Change in Control, he shall be entitled to receive his Base Salary through the date of termination. All other benefits, if any, payable to Executive following such termination of Executive's employment shall be determined in accordance with the plans, policies and practices of the Company.

     (d) Without Cause by the Company or with Good Reason by Executive. If prior to a Change in Control Executive's employment hereunder is terminated by the Company without Cause (other than by reason of death or Disability) or by Executive with "Good Reason" (as defined in Section 7(e) below), Executive shall be entitled to receive the following benefits:

          (i) The Company shall pay Executive at the time of such termination in a lump sum a cash amount equal to two times his Base Salary in effect at the time of such termination or, in the event of termination by the Executive on account of an event described in Section 7(e)(iv) below, the Base Salary as in effect prior to the reduction or reductions referred to therein plus the bonus the Executive would have earned in respect of the year of termination under the Manville annual incentive compensation plan, if any, in effect at the date of termination or, in the event of a termination by Executive by reason of an event described in Section 7(e)(vi), the plan in effect prior to the elimination referred to therein, determined as if the Executive had been employed by the Company for the full year and without regard to any right reserved by the Company to decrease or eliminate such bonus, and assuming actual performance had equaled 100% of the performance objective established for such year pursuant to the terms of such plan.
            (ii) For a 24-month period after such termination, the Company shall cause Executive to be provided with life, accident, medical, dental and prescription insurance benefits substantially similar to, and on the same terms as, those benefits elected and received by Executive under the Company's "Flex Benefit" program immediately prior to such termination; provided that, Executive shall be charged an amount equal to any monthly payroll deduction charged for similar benefits to executives in positions similar to that which Executive held before his termination; and provided further that, if Executive receives medical benefits under the Manville Retiree Comprehensive Health Care Plan and post-retirement life insurance benefits (collectively, "Retiree
Medical and Life Insurance Benefits"), at any time during the 24-month period referred to above, once such benefits begin Executive shall be entitled only to Retiree Medical and Life Insurance Benefits.

               (iii) For a period of 24 months after such termination, the Company shall provide or cause Executive to be provided with the perquisites listed on Schedule C, attached hereto, as may be amended by the Company from time to time without Executive's consent prior to such termination (provided that nothing herein shall be deemed to permit such an amendment without Executive's consent following a Change in Control), on the same terms and conditions on which such perquisites were provided prior to Executive's termination.

          (iv) In addition to all other amounts payable to Executive under this
Section 7(d), Executive shall be entitled to receive all benefits payable to Executive under any other plan, policy or agreement relating to retirement or other benefits in accordance with the terms of such plans, policies or agreements; provided, however that, amounts paid pursuant to this Section 7(d) shall be in lieu of any payments under any Manville separation policy.

          (v) The Company shall provide Executive with outplacement services from the firm of Executive's choice at a cost to the Company not to exceed the lesser of (A) 20% of Executive's Base Salary in effect at the time of Executive's termination of employment with the Company or (B) $50,000.

     (e) Good Reason. For purposes of this Agreement, prior to a Change in Control, "Good Reason" shall mean:

          (i) a material reduction in Executive's responsibilities, authorities or duties, all as contemplated by Section 2 hereof; provided, however, that such reduction by reason of a termination for Cause or Disability shall not constitute Good Reason;

          (ii) Executive's job is eliminated other than by reason of promotion or termination for Cause or Disability.

          (iii) the Company fails to pay Executive any amount otherwise vested and due hereunder or under any plan or policy of the Company;

          (iv) a reduction in Executive's Base Salary except in the event of an across the board salary reduction within the corporate staff group or the business division in which Executive is employed, whichever is applicable;

          (v) a reduction in Executive's aggregate level of benefits under the Company's pension, life insurance, medical, health and accident, disability, deferred compensation or savings or similar plans, except in the event of an across the board reduction in such benefits within the corporate staff group or the business division in which Executive is employed, whichever is applicable;

          (vi) the elimination of an annual incentive compensation plan; or

          (vii) the Executive's office is relocated outside of a 50-mile radius of Denver, Colorado without his written consent.

     If Executive provides to the Company a Notice of Termination, as defined in Section 13(f), in connection with an event described in clauses (i) through
(vii) of this Section 7(e), the Company shall have ten (10) business days from the date of receipt of such notice to effect a cure of the event described therein, and upon cure thereof by the Company to Executive's reasonable satisfaction, such event shall no longer constitute Good Reason for purposes of this Agreement.

     (f) Mitigation. In the event of termination of Executive's employment hereunder by the Company without Cause or by Executive with Good Reason prior to a Change in Control, benefits otherwise receivable by Executive pursuant to subsection

7(d)(ii) shall be reduced to the extent comparable benefits are received by Executive during the 24-month period following such termination. Executive shall report to the Company any such benefits actually received by Executive.

     8. Termination Following a Change in Control.

        (a) Retirement. This Agreement shall terminate automatically upon Executive's Retirement. Upon a termination of Executive's employment by reason of Retirement following a Change in Control, Executive shall be entitled to benefits determined in accordance with the Company's retirement, benefit and insurance programs in effect immediately prior to the Change in Control or, if more generous, such programs in effect at the time of such Retirement.

        (b) Death or Disability.

            (i) Disability. Executive's employment hereunder may be terminated by reason of Executive's Disability, subject to the procedure for determining such Disability outlined in Section 7(b)(i). Upon any termination for Disability following a Change in Control, Executive shall be entitled to receive his Base Salary for a two-year period ending on the second anniversary of Executive's date of termination. Such Base Salary shall be paid in equal monthly installments and shall be reduced by any amounts received as disability benefits in lieu of salary under the Company's employee benefit plans.

            (ii) Death. Upon termination for death following a Change in Control, Executive shall be entitled to (x) his Base Salary at the rate in effect at the time of Executive's death through the end of the month in which his death occurs and (y) if and to the extent the death benefits provided Executive by the Company are less than would have been paid immediately prior to a Change in Control, a lump sum payment of cash in an amount equal to the value of such shortfall. Any such lump sum payment shall be made within ten (10) business days following Executive's death.

            (iii) Death or Disability Benefits. All other benefits to which Executive may be entitled upon Executive's termination for death or Disability following a Change in Control shall be determined in accordance with the plans, policies and practices of the Company in effect immediately prior to the Change in Control or, if more generous, such plans, policies and practices as in effect at any time following the Change in Control; provided that, nothing in this Section 8(b)(iii) shall be interpreted so as to result in the duplication of the benefits provided under Section 8(b)(i) or (ii).

        (c) For Cause by the Company; Voluntary Termination by Executive. For purposes of this Agreement, following a Change in Control, "Cause" shall mean
(i) Executive's willful and continued failure substantially to perform his duties hereunder (other than as a result of total or partial incapacity due to physical or mental illness or as a result of termination by Executive for Good Reason as defined in Section 8(e) below) after a written demand for substantial performance is delivered to Executive personally and Executive shall have failed during the sixty-day period following such written demand to have corrected such failure, (ii) Executive's dishonesty in the performance of his duties hereunder or (iii) Executive's conviction of a felony under the laws of the United States or any state thereof. For purposes of this Section 8(c) no act or failure to act on Executive's part shall be deemed willful unless done or omitted to be done by

Executive not in good faith and without reasonable belief that Executive's action or omission was in the best interest of the Company.

     If Executive is terminated for Cause, or if Executive voluntarily terminates his employment with the Company other than for Good Reason, in either case, following a Change in Control, he shall be entitled to receive his Base Salary through the date of termination. All other benefits, if any, payable to Executive following such termination of Executive's employment shall be determined in accordance with the plans, policies and practices of the Company.

     (d) Without Cause by the Company or with Good Reason by Executive. If Executive's employment is terminated by the Company following a Change in Control without Cause (other than by reason of death or Disability) or by Executive with "Good Reason" (which following a Change in Control shall have the meaning set forth in Section 8(e) below), Executive shall be entitled to receive the following benefits:

          (i) The Company shall pay Executive at the time of such termination in a lump sum a cash amount equal to two times the sum of (A) his Base Salary in effect at the time of such termination or, in the event of termination by the Executive by reason of an event described in Section 8(e)(iv) below, the Base Salary as in effect prior to the reduction or reductions referred to therein plus (B) the bonus the Executive would have earned in respect of the year of termination under the Manville annual incentive compensation plan, if any, in effect at the date of termination or in the event of a termination by Executive by reason of an event described in Section 8(e)(v), the plan in effect immediately prior to the reduction or reductions referred to therein, determined as if the Executive had been employed by the Company for the full year and without regard to any right reserved by the Company to decrease or eliminate such bonus, and assuming actual performance had equaled 100% of the performance objective established for such year pursuant to the terms of such plan.

          (ii) The Company shall pay Executive in a lump sum a cash amount equal to a fraction of the annual bonus which (absent such termination and without regard to any right reserved by the Company to decrease or eliminate such bonus) Executive would have earned with respect to the year of termination under the Manville annual executive incentive compensation plan, if any, in effect at the date of termination or, in the event of a termination by Executive by reason of an event described in Section 8(e)(v), the plan in effect prior to the reduction or reductions referred to therein, assuming actual performance had equaled 100% of the performance objective established for such year pursuant to the terms of such plan, the numerator of which fraction is the number of days in such year during which the Executive was employed by the Company and the denominator of which is 365. Such payment shall be made at the time of Executive's termination.

          (iii) The Company shall pay Executive in a lump sum a cash amount equal to the sum of the amounts Executive would have received in respect of all Performance Units (and other similar interests) granted to Executive under the 1991 Long Term Cash Incentive Compensation Plan (or any other Manville long-term cash incentive plan adopted after the date hereof) assuming Executive remained employed through the applicable expiration or final payment date of such Performance Units or other interests, less any amount paid to Executive in respect of such Performance Units and other interests prior to termination of his employment. For purposes of calculating the sum to which Executive is entitled it shall be assumed that all "Scheduled Dividend Payments" (as such term is defined in the 1991 Long Term Cash Incentive Compensation Plan) not paid at or prior to Executive's termination of employment will be paid in full at their then estimated value, as determined by the Company (without reduction or deferral). Such payment shall be made at the time of Executive's termination.

          (iv) If Executive is age 55 or older at the time of such termination, Executive shall receive credit under the Supplemental Plan for Participants in the Manville Salaried Retirement Plan for two additional years of service for purposes of both vesting and accrual of benefits.

          (v) For a 36-month period following Executive's termination, the Company shall pay Executive in monthly installments the sum of the monthly costs to Executive of purchasing life, accident, medical, dental and prescription insurance benefits substantially similar to such benefits elected and received by Executive under the Company's "Flex Benefit" program immediately prior to Executive's termination or, if more generous, immediately prior to the Change in Control ("Continued Benefits") less the monthly payroll deduction, if any, charged to Executive immediately prior to Executive's termination, or, if applicable, immediately prior to the Change in Control, for any of such Continued Benefits; notwithstanding the foregoing, if Executive begins to receive Retiree Medical and Life Insurance Benefits at any time during the 36-month period referred to above, once such benefits begin, the monthly payment due Executive under the preceding clause shall equal the monthly costs to Executive of purchasing Continued Benefits not provided by the Company to Executive as Retiree Medical and Life Insurance Benefits.

          (vi) For a 24-month period after such termination, the Company shall provide or cause Executive to be provided with the perquisites listed on Schedule C, attached hereto (which the Company may amend from time to time prior to a Change in Control, without Executive's consent), on the same terms and conditions on which such perquisites were provided at the time of Executive's termination or, if more generous, immediately prior to such termination.

          (vii) In addition to all other amounts payable to Executive under this
Section 8(d), Executive shall be entitled to receive all benefits payable to Executive under any other plan, policy or agreement relating to retirement or other benefits, in accordance with the terms of such plans, policies or agreements; provided, however that, amounts paid pursuant to this Section 8(d) shall be in lieu of any payments under any Manville separation policy.

          (viii) The Company shall provide Executive with outplacement services from the firm of Executive's choice at a cost to the Company not to exceed 20% of Executive's Base Salary in effect at the time of such termination or, in the event of termination by Executive by reason of an event described in Section 8(e)(iv) below, the Base Salary as in effect prior to the reduction or reductions referred to therein.

        (e) Good Reason Following a Change in Control. For purposes of this Agreement, following a Change in Control, "Good Reason" shall mean:

            (i) a material adverse change in the nature or scope of Executive's responsibilities, authorities, duties and/or position (including by reason of a substantial reduction in the size of the Company or other substantial change in the character or scope of the Company's operations);

            (ii) Executive no longer serves in the position described in
Section 2, other than by reason of a promotion or a termination for Cause or Disability;

            (iii) the Company fails to pay Executive any amounts otherwise vested and due hereunder or under any plan or policy of the Company;

            (iv) a reduction in the Executive's Base Salary in effect immediately prior to the Change in Control or as the same may be increased from time to time;

            (v) a reduction in the Executive's incentive compensation opportunity, as defined below, under the Manville executive incentive compensation plans as in effect immediately prior to the Change in Control or as the same may be increased from time to time (absent, in the case of any such reduction relative to Executive's annual bonus, a corresponding increase in his Base Salary);

            (vi) the failure of the Company, to continue to provide Executive with benefits and perquisites which are substantially similar in the aggregate to those enjoyed by Executive under the Company's pension, life insurance, medical, health and accident, disability, deferred compensation or savings or similar plans and fringe benefit programs (including vacation) in which Executive was participating immediately prior to the Change in Control; or the failure by the Company to continue to provide Executive with directors' or officers' insurance, as applicable, at the level maintained immediately prior to the Change in Control;

          (vii) the Executive's office is relocated outside of a 50-mile radius of Denver, Colorado without his written consent;

          (viii) the failure of the Company to obtain an agreement from any successor to assume and agree to perform this Agreement, as contemplated in
Section 13(e) hereof; or

          (ix) any purported termination of Executive's employment by the Company which is not effected pursuant to a Notice of Termination satisfying the requirements of Section 13(f) and, if applicable, following the written demand described in Section 8(c) and the relevant cure period.

     If Executive provides a Notice of Termination, as defined in Section 13(f), in connection with an event described in clauses (i) through (vii) of this Section 8(e), to the Company, the Company shall have ten (10) business days from the date of receipt of such notice to effect a cure of the event described therein, and upon cure thereof by the Company to Executive's reasonable satisfaction, such event shall no longer constitute Good Reason for purposes of this Agreement.

     (f) Reduction in Incentive Compensation Opportunity. For purposes of this Agreement, a "reduction in the Executive's incentive compensation opportunity" under the Manville executive incentive compensation plans shall include

          (i) the failure to maintain both an annual and a long-term incentive plan;

          (ii) any reduction or elimination by the Company of Executive's annual or long-term incentive compensation pursuant to any reserved right under any such plan to decrease or eliminate such bonus or award;

          (iii) any reduction in Executive's participation level under any such plan; and

          (iv) any adverse change in the payout schedule or its equivalent or in the manner of assessing actual performance under any such plan and/or any extraordinary change in the applicable performance criteria thereunder.

     (g) Change in Control. For purposes of this Agreement, the phrase "Change in Control" shall mean the following and shall be deemed to have occurred if any of the following events shall have occurred:

          (i) except for Manville, a subsidiary or an affiliate thereof, an employee benefit plan (including any trustee of such plan, acting as trustee) sponsored or maintained by Manville or any subsidiary thereof or the Manville Personal Injury Settlement Trust (the "Trust"), any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended from time to time, and any successor act (the "Exchange Act") is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
Act), directly or indirectly of securities of Manville representing 30% or more of the combined voting power of Manville's then outstanding securities;

          (ii) at least 40% of the directors of Manville constitute persons who were not members of the Board on the date hereof;

          (iii) (A) the dissolution of Manville; (B) a sale or other disposition or the last sale or other disposition to occur in a series of sales and/or other dispositions within any 18-month period ("Serial Sales") by Manville and/or one or more subsidiaries of Manville of assets (including any sale through a public offering of shares of voting stock of a Manville subsidiary by Manville or by any subsidiary thereof) which, in the case of Serial Sales, as of the beginning of such 18-month period, account for (or, in the case of stock sold through a public offering, which represents indirect ownership on a proportionate basis of assets accounting for) more than 40% of the consolidated revenues of Manville and its subsidiaries, as determined in accordance with generally accepted accounting principles; provided, however, that no sale or disposition of assets or stock shall be taken into account to the extent that the proceeds of such sale or disposition (whether in cash or in-kind) are reinvested or are, in the case of proceeds received in-kind, used in the ongoing conduct by Manville or one or more of its subsidiaries of the business of Manville and/or such subsidiary or subsidiaries, provided further that such a reinvestment shall not be deemed to have occurred unless made within 18 months of such sale or disposition and provided further that, the term reinvestment shall exclude, inter alia, the use of proceeds (x) to repay debt owed to the Trust or debt incurred in connection with the operation of the business in which the assets sold or disposed of were used or (y) to pay dividends; (C) a transaction to which Manville is a party pursuant to which the holders of all of the shares of Manville outstanding prior to such transaction do not hold, directly or indirectly, shares outstanding of the surviving corporation in substantially the same proportions as those in which they held the outstanding shares of Manville prior to the transaction; or (D) any other event which the Board determines, in its discretion, would materially alter the structure of Manville or its ownership;

          (iv) a reduction in workforce, or the last to occur in a series of reductions in workforce within any 24-month period, of Manville, Schuller International, Inc. ("Schuller") or Riverwood International Corporation ("Riverwood"), as a result of which 80% of the workforce of Manville, Schuller or Riverwood, measured as the date 24 months prior to the last such reduction, is no longer employed by Manville, Schuller or Riverwood, whichever is applicable, excluding for these purposes any reduction in the workforce or Manville attributable to transfers of employees to either Schuller or Riverwood or any reduction in the workforce of either Schuller or Riverwood attributable to transfers of employees to Manville.

    9. Reduction of Payments. If any payment to or for the benefit of Executive under this Agreement either alone or together with other payments to or for the benefit of Executive would constitute a "parachute payment" (as defined in Section 280G of the Internal Revenue Code of 1986, as amended (the "Code")), the payments under this Agreement shall be reduced to the largest amount that will minimize or eliminate both the imposition of the excise tax imposed by Section 4999 of the Code and the disallowance of deductions to the Company under Section 280G of the Code of any such payments. The determination of any reduction in the payments under this

Agreement pursuant to this Section shall be made by the Company's independent accountants.

     10. Indemnification. The Company will indemnify the Executive (and his legal representatives or other successors) to the fullest extent permitted (including payment of expenses in advance of final disposition of a proceeding) by the laws of the jurisdiction of incorporation of the Company, as in effect at the time of the subject act or omission, or by the Restated Certificate of Incorporation and By-Laws of the Company, as in effect at such time or on the effective date of this Agreement, or by the terms of any indemnification agreement between the Company and the Executive, whichever affords or afforded greatest protection to the Executive, and the Executive shall be entitled to the protection of any insurance policies the Company may elect to maintain generally for the benefit of its directors and officers (and to the extent the Company maintains such an insurance policy or policies, the Executive shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any Company officer or director), against all costs, charges and expenses whatsoever incurred or sustained by him or his legal representatives at the time such costs, charges and expenses are incurred or sustained, in connection with any action, suit or proceeding to which he (or his legal representatives or other successors) may be made a party by reason of his being or having been a director, officer or employee of the Company or any subsidiary or his serving or having served any other enterprise as a director, officer or employee at the request of the Company.

     11. Legal Fees. In the event of a dispute between the Executive and the Company with respect to any of the Executive's rights under this Agreement, the Company shall reimburse the Executive for any and all legal fees and related expenses incurred by him in connection with enforcing such rights, at the time such fees and related expenses are incurred; provided that, if Executive's claim is found by a court of competent jurisdiction to have been frivolous, Executive shall reimburse the Company for all amounts paid by it under this Section.

     12. Confidentiality; Specific Performance. Executive will not at any time (whether during or after his employment with the Company) disclose or use for his own benefit or purposes, or the benefit or purposes of any other person, firm, partnership, joint venture, association, corporation or other business organization, entity or enterprise other than the Company and any of its subsidiaries or affiliates, any trade secrets, information, data, or other confidential information relating to customers, development programs, costs, marketing, trading, investment, sales activities, promotion, credit and financial data, manufacturing processes, financing methods, plans, or the business and affairs of the Company generally, or of any subsidiary or affiliate of the Company, provided that the foregoing shall not apply to information which is not unique to the Company or which is generally known to the industry or the public other than as a result of Executive's breach of this covenant. Executive agrees that upon termination of his employment with the Company for any reason, he will return to the Company immediately all memoranda, books, papers, plans, information, letters and other data, and all copies thereof or therefrom, in any way relating to the business of the Company and its affiliates, except that he may retain personal notes, notebooks and diaries. Executive further agrees that he will not retain or use for his account at any time any trade names, trademark or other proprietary business designation used or owned in connection with the business of the Company or its affiliates.

     Executive acknowledges and agrees that the Company's remedies at law for a breach or threatened breach of any of the provisions of this Section would be inadequate and, in recognition of this fact, Executive agrees that, in the event of such a breach or threatened breach, in addition to any remedies at law, the Company, without posting any bond, shall be entitled to obtain equitable relief in the form of specific performance, temporary restraining order, temporary or permanent injunction or any other equitable remedy which may then be available.

     13. Miscellaneous.

         (a) Governing Law; Liability of the Executive.
This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado. The Executive shall not be subject to liability for breach of this Agreement by reason of his termination of his employment hereunder.

         (b) Entire Agreement/Amendments/Effectiveness. This Agreement shall supersede any and all existing employment, change-in-control or severance agreements between Executive and the Company or any of its affiliates and contains the entire understanding of the parties with respect to the employment of Executive by the Company. There are no restrictions, agreements, promises, warranties, covenants or undertakings between the parties with respect to the subject matter herein other than those expressly set forth herein. THIS AGREEMENT AND ANY AMENDMENT HERETO SHALL NOT BE EFFECTIVE UNLESS AND UNTIL SIGNED BY THE CHIEF EXECUTIVE OFFICER OF THE COMPANY AND ATTESTED TO BY THE GENERAL COUNSEL OF THE COMPANY.

     (c) No Waiver. The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver of such party's rights or deprive such party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

     (d) Severability. In the event that any one or more of the provisions of this Agreement shall be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions of this Agreement shall not be affected thereby.

     (e) Successors; Binding Agreement. (i) In the event of a Change in Control, the Company will require the successor to the Company as Executive's employer (whether such succession is direct or indirect, by purchase, merger, consolidation or otherwise, to any portion of the business and/or assets of the Company) to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise. Prior to a Change in Control, the term "Company" shall also mean any affiliate of the Company to which Executive may be transferred and the Company shall cause such successor employer to be considered the "Company" bound by the terms of this Agreement and this Agreement shall be amended so to provide. Following a Change in Control the term "Company" shall not mean any affiliate of the Company to which Executive may be transferred unless Executive shall have previously approved of such transfer in writing, in which case the Company shall cause such successor employer to be considered the "Company" bound by the terms of this Agreement and this Agreement shall be amended so to provide.

          (ii) This Agreement shall inure to the benefit of and be enforceable by Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If Executive should die while any amount would still be payable to Executive hereunder if Executive had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to Executive's devisee, legatee or other designee or, if there is no such designee, to Executive's estate. This Agreement shall not be assignable by Executive.

     (f) Notice; Notice of Termination. (i) For the purpose of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and, except as otherwise provided in paragraph (ii) below, shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth on the signature page of this Agreement; provided that all notices to the Company shall be directed to the attention of the General Counsel of Manville, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt,

          (ii) Any purported termination of Executive's employment by the Company or by Executive shall not be effective unless communicated by written Notice of Termination to the other party hereto in accordance with paragraph
(i) above. For purposes of this Agreement, a "Notice of Termination" in the case of a termination for Cause following a Change in Control shall mean a notice given within ten (10) business days of the Company's having actual knowledge of the events giving rise to such termination and in all cases shall mean a notice which indicates the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive's employment under the provision so indicated.

          (iii) The date of termination of Executive's employment shall be the date of receipt of the Notice of Termination, except in the case of (A) Executive's death, in which case the date of termination of employment shall be the date of death or (B) Executive's termination for Cause following a Change in Control, in which case the date of termination shall be ten (10) business days after actual receipt by Executive of the Notice of Termination; provided that, if within thirty (30) days after any Notice of Termination following a Change in Control is received, the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, the date of termination of Executive's employment shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties, by a binding arbitration award, or by a final judgment, order or decree of a court of competent jurisdiction (which is not appealable or the time for appeal therefrom has expired and no appeal has been perfected); and provided further that the date of termination of Executive's employment shall be extended by a notice of dispute only if such notice is given in good faith and the party giving such notice pursues the resolution of such dispute with reasonable diligence. Notwithstanding the pendency of any such dispute, the Company will continue to pay Executive his full compensation in effect when the notice giving rise to the dispute was given (including, but not limited to, Base Salary and incentive compensation) or, if higher, the compensation in effect immediately prior to the Change in Control, and continue Executive as a participant in all compensation, benefits (including fringe benefits and perquisites) and insurance plans in which Executive was participating when the notice giving rise to the dispute was given, until the dispute is finally resolved in accordance with this paragraph (iii). Amounts paid under this paragraph are in addition to all other amounts due under this Agreement and shall not be offset against or reduce any other amounts due under this Agreement.

     (g) Arbitration. The parties hereby agree to submit all controversies, claims and matters of difference in any way related to this Agreement or the performance or breach of the whole or any part hereof, to arbitration in Denver, Colorado, according to the rules and practices of the American Arbitration Association from time to time in force. If such rules and practices shall conflict with the Colorado

Rules of Civil Procedure or any other provisions of Colorado law then in force, such Colorado rules and provisions shall govern. Arbitration of any such controversy, claim or matter of difference shall be a condition precedent to any legal action thereon. This submission and agreement to arbitration shall be specifically enforceable.

     Awards shall be final and binding on all parties to the extent and in the manner provided by Colorado law; provided that an arbitration award shall not be binding on the Company to the extent such award exceeds the maximum amount the Company would be required to pay Executive pursuant to the express terms of this Agreement. All awards may be filed by any party with the Clerk of the District Court in the County of Denver, Colorado and an appropriate judgment entered thereon and execution issued therefor. At the election of any party, said award may also be filed, and judgment entered thereon and execution issued therefor, with the clerk of one or more other courts, state or federal, having jurisdiction over the party against whom such award is rendered or its property.

     (h) Counterparts. This Agreement may be signed in several counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                       /s/ Richard B. Von Wald
                                       ----------------------------
                                           Richard B. Von Wald


                                       SCHULLER INTERNATIONAL, INC.



                                       By:  /s/ W. T. Stephens
                                         --------------------------
                                            Chief Executive Officer


ATTEST:

/s/ R. B. Von Wald
------------------
General Counsel

                                                             Richard B. Von Wald
                                                                        Level II

                                   Schedule A

                           Outside Directorships Held


                                     None.

                                                             Richard B. Von Wald
                                                                        Level II

                                   Schedule B

                     Incentive Compensation Plans in Effect


Annual Incentive Compensation Plan for Manville Corporation.


1991 Long-Term Cash Incentive Compensation Plan for Manville Corporation.


Manville Corporation Stock Incentive Plan.

                                                             Richard B. Von Wald
                                                                        Level II



                                   Schedule C

             Fringe Benefit Arrangements and Perquisites in Effect


     Club Initiation Fees & Dues

            The Company will pay the initiation fee and dues for one country club and one luncheon or city club of the officer's choice. The initiation fee and first year's dues will be "grossed up" for tax purposes.


     Financial & Estate Planning

            The Company will pay the reasonable cost of periodic financial and estate planning.


     Annual Executive Physical Exam Program

     Income Tax Return Preparation

            The Company will pay annually up to $1,100 plus additional fees if incurred on account of job-related circumstances and the cost of representation by return preparer during an audit.

     Executive Alarm System

            The Company pays the cost of the installation and maintenance of a 24 hour fire, smoke and security monitoring system for the Executive's residence.

July 21, 1993



R. B. Von Wald
4 Cherry Hills Farm Drive
Englewood, CO  80110

     RE: EMPLOYMENT AGREEMENT EXTENSION

Dear Dick:

Recently, the Board of Directors of Manville Corporation approved the extension of your Employment Agreement for an additional year. This letter serves as notice of the extension and, subject to execution by you and attestation by the Company's General Counsel, an amendment to your Employment Agreement extending the "Employment Term" (as defined in the Employment Agreement) for one year.

If you agree with this amendment, please sign both copies of this letter below and return them to Dan Japha in the Denver Legal Department, P.O. Box 5108, Denver, Colorado 8021 7-5108 at your earliest convenience. If you have questions about this, please contact Dick Von Wald at 950-4911 or Dan Japha at 950-2266.



Very truly yours,

/s/ W. T. Stephens

W. T. Stephens
Chief Executive Officer



This amendment is accepted this 1st day of October, 1993.

                                       /s/ R. B. Von Wald
                                       --------------------
                                           (Executive)

Attest: /s/ R. B. Von Wald
       -------------------
       General Counsel

                                Amendment No. 1

                to the Employment Agreement dated April 10, 1992

              by and between Manville Corporation (the "Company")

                   and Richard B. Von Wald (the "Executive")

     WHEREAS, the Company and Executive have entered into the Supplemental Retirement Agreement between Richard B. Von Wald and Manville Corporation, dated as of November 4, 1994 (the "Supplemental Retirement Agreement");

     WHEREAS, a condition to the effectiveness of the Supplemental Retirement Agreement is the amendment of the above-referenced employment agreement (the "Employment Agreement") as set forth herein;

     NOW THEREFORE, the parties agree as follows:

     1. Section 7(e)(iii) of the Employment Agreement is hereby amended and restated in its entirety to read as follows:

       "(iii) the Company fails to pay Executive any amount otherwise vested and due hereunder or under any plan or policy of the Company (including without limitation any amount due under the Supplemental Retirement Agreement between Richard B. Von Wald and the Company, dated as of November 4, 1994 (the "Supplemental Retirement Agreement"));".

     2. Section 8(d) of the Employment Agreement is hereby amended and restated in its entirety to read as follows:

       "(d) Without Cause by the Company or with Good Reason by Executive. If Executive's employment is terminated by the Company following a Change in Control without Cause (other than by reason of death or Disability) or by Executive with "Good Reason" (which following a Change in Control shall have the meaning set forth in Section 8(e) below), Executive shall be entitled to receive the following benefits:


       (i) The Company shall pay Executive at the time of such termination in a lump sum a cash amount equal to two times the sum of (A) his Base Salary in effect at the time of such termination or, in the event of termination by the Executive by reason of an event described in
            Section 8(e)(iv) below, the Base Salary as in effect prior to the reduction or reductions referred to therein plus (B) the bonus the Executive would have earned in respect of the year of termination under the Manville annual incentive compensation plan, if any, in effect at the date of termination or in the event of a termination by Executive by reason of an event described in Section 8(e)(v), the plan in effect immediately prior to the reduction or reductions referred to therein, determined as if the Executive had been employed by the Company for the full year and without regard to any right reserved by the Company to decrease or eliminate such bonus, and assuming actual performance had equaled 100% of the performance objective established for such year pursuant to the terms of such plan.

      (ii) The Company shall pay Executive in a lump sum a cash amount equal to a fraction of the annual bonus which (absent such termination and without regard to any right reserved by the Company to decrease or eliminate such bonus) Executive would have earned with respect to the year of termination under the Manville annual executive incentive compensation plan, if any, in effect at the date of termination or, in the event of a termination by Executive by reason of an event described in Section 8(e)(v), the plan in effect prior to the reduction or reductions referred to therein, assuming actual performance had equaled 100% of the performance objective established for such year pursuant to the terms of such plan, the numerator of which fraction is the number of days in such year during which the Executive was employed by the Company and the denominator of which is 365. Such payment shall be made at the time of Executive's termination.

      (iii) The Company shall pay Executive in a lump sum a cash amount equal to the sum of the amounts Executive would have received in respect of 11 Performance Units (and other similar interests) granted to Executive under the 1991 Long Term Cash Incentive Compensation Plan (or any other Manville long-term cash incentive plan adopted after the date hereof) assuming Executive remained employed through the applicable expiration or final payment date of such Performance Units or other interests, less any amount paid to Executive in respect of such Performance Units and other interests prior to termination of his employment. For purposes of calculating the sum to which Executive is entitled it shall be assumed that all "Scheduled Dividend Payments" (as such term is defined in the 1991 Long Term Cash Incentive Compensation Plan) not paid at or prior to Executive's termination of employment will be paid in full at their then estimated value, as determined by the Company (without reduction or deferral). Such payment shall be made at the time of Executive's termination.

       (iv) For a 36-month period following Executive's termination, the Company shall pay Executive in monthly installments the sum of the monthly costs to Executive of purchasing life, accident, medical, dental and prescription insurance benefits substantially similar to such benefits elected and received by Executive under the Company's "Flex Benefit" program immediately prior to Executive's termination or, if more generous, immediately prior to the Change in Control ("Continued Benefits") less the monthly payroll deduction, if any, charged to Executive immediately prior to Executive's termination, or, if applicable, immediately prior to the Change in Control, for any of such Continued Benefits; notwithstanding the foregoing, if Executive begins to receive Retiree Medical and Life Insurance Benefits at any time during the 36-month period referred to above, once such benefits begin, the monthly payment due Executive under the preceding clause shall equal the monthly costs to Executive of purchasing Continued Benefits not provided by the Company to Executive as Retiree Medical and Life Insurance Benefits.

       (v) For a 24-month period after such termination, the Company shall provide or cause Executive to be provided with the perquisites listed on Schedule C, attached hereto (which the Company may amend from time to time prior to a Change in Control, without Executive's consent), on the same terms and conditions on which such perquisites were provided at the time of Executive's termination or, if more generous, immediately prior to such termination.

       (vi) In addition to all other amounts payable to Executive under this
            Section 8(d), Executive shall be entitled to receive all benefits payable to Executive under any other plan, policy or agreement relating to retirement or other benefits, in accordance with the terms of such plans, policies or agreements; provided, however that, amounts paid pursuant to this Section 8(d) shall be in lieu of any payments under any Manville separation policy.

      (vii) The Company shall provide Executive with outplacement services from the firm of Executive's choice at a cost to the Company not to exceed 20% of Executive's Base Salary in effect at the time of such termination or, in the event of termination by Executive by reason of an event described in Section S(e)(iv) below, the Base Salary as in effect prior to the reduction or reductions referred to therein."

     3. Section 8(e)(iii) of the Employment Agreement is hereby amended and restated in its entirety to read as follows:

     "(iii) the Company fails to pay Executive any amounts otherwise vested and due hereunder or under any plan or policy of the Company (including without limitation any amount due under the Supplemental Retirement Agreement);".

     4. Section 8(g) of the Employment Agreement is hereby amended and restated in its entirety to read as follows:

     "(g) Change in Control. For purposes of this Agreement, the phrase "Change in Control" shall mean the following and shall be deemed to have occurred if any of the following events shall have occurred:

        (i) except for Manville, a subsidiary or an affiliate thereof, an employee benefit plan (including any trustee of such plan, acting as trustee) sponsored or maintained by Manville or any subsidiary thereof or the Manville Personal Injury Settlement Trust (the "Trust"), any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended from time to time, and any successor act (the "Exchange Act") is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
            Act), directly or indirectly of securities of Manville representing 30% or more of the combined voting power of Manville's then outstanding securities;

       (ii) at least 40% of the directors of Manville constitute persons who were not at the time of their first election to the board, candidates proposed by a majority of the Board in office prior to the time of such first election,

      (iii) (A) the dissolution of Manville; (B) a sale or other disposition or the last sale or other disposition to occur in a series of sales and/or other dispositions within any 18-month period ("Serial Sales") by Manville and/or one or more subsidiaries of Manville of assets (including any sale through a public offering of shares of voting stock of a Manville subsidiary by Manville or by any subsidiary thereof) which, in the case of Serial Sales, as of the beginning of such 18 month period, account for (or, in the case of stock sold through a public offering, which represents indirect ownership on a proportionate basis of assets accounting for) more than 40% of the consolidated revenues of Manville and its subsidiaries, as determined in accordance with generally accepted accounting principles; provided, however, that no sale or disposition of assets or stock shall be taken into account to the extent that the proceeds of such sale or disposition (whether in cash or in-kind) are reinvested or are, in the case of proceeds received in-kind, used in the ongoing conduct by Manville or one or more of its subsidiaries of the business of Manville and/or such subsidiary or subsidiaries, provided further that such a reinvestment shall not be deemed to have occurred unless made within 18 months of such sale or disposition and provided further that, the term reinvestment shall exclude, inter alia, the use of proceeds (x) to repay debt owed to the Trust or debt incurred in connection with the operation of the business in which the assets sold or disposed of were used or (y) to pay dividends; (C) a transaction to which Manville is a party pursuant to which the holders of all of the shares of Manville outstanding prior to such transaction do not hold, directly or indirectly, shares outstanding of the surviving corporation in substantially the same proportions as those in which they held the outstanding shares of Manville prior to the transaction; or (D) any other event which the Board determines, in its discretion, would materially alter the structure of Manville or its ownership; or

       (iv) a reduction in workforce, or the last to occur in a series of reductions in workforce within any 24-month period, of Manville, Schuller International Group, Inc. ("Schuller") or Riverwood International Corporation ("Riverwood"), as a result of which 80% of the consolidated workforce of Manville, Schuller or Riverwood, measured as of the date 24 months prior to the last such reduction, is no longer employed by Manville, Schuller or Riverwood, whichever is applicable, excluding for these purposes any reduction in the workforce of Manville attributable to transfers of employees to either Schuller or Riverwood or any reduction in the workforce of either Schuller or Riverwood attributable to transfers of employees to Manville."

     5. Section 9 of the Employment Agreement is hereby amended and restated in its entirety to read as follows:

        "9. Reduction in Payments.

        (a) Notwithstanding anything to the contrary in this Agreement, if, as of the date of Executive's termination of employment, the Offset under the Supplemental Retirement Agreement exceeds the benefit to which Executive is entitled under Section 2 of the Supplemental Retirement Agreement prior to any offset, as defined therein, then the aggregate payments (including perquisites and benefits) due to Executive, if any, under this Agreement shall be reduced by such excess, except to the extent that such excess shall otherwise be satisfied by the Company's canceling other compensation or other amounts or property due to Executive.

        (b) Notwithstanding any other provision of this Agreement or any other agreement between Executive and the Company or any affiliate, if a reduction in the aggregate amount of payments Executive otherwise would be entitled to receive from the Company or any affiliate, which payments are deemed contingent on a change described in Section 280G(b)(2)(A)(i) of the Internal Revenue Code of 1986, as amended (the "Code"), (the "Contingent Payments") would result in a greater "Net After-Tax Amount", as such term is defined below, then such payments, as Executive shall designate, shall be reduced to provide the greatest Net After-Tax Amount. For these purposes, the term "Net After-Tax Amount" shall mean the net amount of the Contingent Payments after giving effect to all taxes which would be applicable to such payments, including, but not limited to, any tax under Section 4999 of the Code. The determination of whether any such payment reduction shall be effected shall be made by a nationally recognized accounting firm acceptable to Executive and the Company and such determination shall be binding upon Executive and the Company."

     6. Section 13(b) of the Employment Agreement is hereby amended and restated in its entirety to read as follows:

       "(b) Entire Agreement/Amendments/Effectiveness. This Agreement shall supersede any and all existing employment, change-in-control or severance agreements between Executive and the Company or any of it affiliates and contains the entire understanding of the parties with respect to the employment of Executive by the Company. There are no restrictions, agreements, promises, warranties, covenants or undertakings between the parties with respect to the subject matter herein other than those expressly set forth herein. THIS AGREEMENT AND ANY AMENDMENT HERETO SHALL NOT BE EFFECTIVE UNLESS AND UNTIL SIGNED BY THE CHAIRMAN OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS OF THE COMPANY AND ATTESTED TO BY THE CHIEF EXECUTIVE OFFICER OF THE COMPANY."

     7. Counterparts. This Amendment may be signed in counterpart, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the 4th day of November, 1994.

                                       /s/ Richard B. Von Wald
                                       ------------------------
                                           Richard B. Von Wald


                                       MANVILLE CORPORATION

                                       /s/ Bette B. Anderson
                                       ------------------------
                                       By: Bette B. Anderson
                                       Chairman of the
                                       Compensation Committee
                                       of the Board of Directors


                                       /s/ W. T. Stephens
                                       ------------------------
                                       Chief Executive Officer


ATTEST: /s/ W. T. Stephens
       --------------------------
        Chief Executive Officer


ATTEST: /s/ R. B. Von Wald
       --------------------------
        General Counsel

May 15, 1995

R. B. Von Wald

     RE: EMPLOYMENT AGREEMENT EXTENSION

Dear Dick:

Recently, the Board of Directors of Manville Corporation (the "Company") approved the extension of your employment agreement with the Company, dated April 10, 1992 (as previously amended and extendded, the "Employment Agreement"). This letter serves as notice of the extension and, subject to execution by you and attestation by the Company's General Counsel, an amendment to your Employment Agreement extending the "Employment Term" (as defined in the Employment Agreement) to April 10, 1998.

To evidence your agreement to so exten the Employment Term, please sign and date both copies of this letter where indicated and return them to Dick Von Wald (Denver, Mail Code 11-01) at your earliest convenience. A fully executed copy will be returned to you for your files. If you have any questions about the extension, please call Dick Von Wald at 950-4911 or Dion Persson at 950-3422.

Very truly yours,

/s/ W. T. Stephens

W. T. Stephens
Chairman of the Board, President
and Chief Executive Officer

This amendment is accepted this 17th day of May, 1995.


                                       /s/ R. B. Von Wald
                                       ------------------
                                           R. B. Von Wald


Attest: /s/  Richard B. Von Wald
       -------------------------
             Richard B. Von Wald

                                Amendment No. 2

                to the Employment Agreement dated April 10, 1992

              by and between Manville Corporation (the "Company")

                   and Richard B. Von Wald (the "Executive")

     WHEREAS, the Company and Executive amended Section 13(b) of the above-referenced employment agreement (the "Employment Agreement") on November 4, 1994;

     WHEREAS, the Company and Executive wish to clarify that amendment;

     NOW THEREFORE, the parties agree as follows:

     1. Section 13(b) of the Employment Agreement is hereby amended and restated in its entirety to read as follows:

        "(b) Entire Agreement/Amendments/Effectiveness. This Agreement shall supersede any and all existing employment, change-in-control or severance agreements between Executive and the Company or any of it affiliates and contains the entire understanding of the parties with respect to the employment of Executive by the Company. There are no restrictions, agreements, promises, warranties, covenants or undertakings between the parties with respect to the subject matter herein other than those expressly set forth herein. THIS AGREEMENT SHALL NOT BE EFFECTIVE UNLESS SIGNED BY THE CHIEF EXECUTIVE OFFICER OF THE COMPANY AND ATTESTED TO BY THE ASSISTANT SECRETARY OF THE COMPANY. ANY AMENDMENT HERETO SHALL NOT BE EFFECTIVE UNLESS AND UNTIL SIGNED BY THE CHAIRMAN OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS OF THE COMPANY AND ATTESTED TO BY THE CHIEF EXECUTIVE OFFICER OF THE COMPANY."

     2. This Amendment may be signed in counterpart, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the 6th day of September, 1995.


                                       /s/  Richard B. Von Wald
                                       -------------------------
                                            Richard B. Von Wald


                                       MANVILLE CORPORATION



                                       /s/  Todd Goodwin
                                       -------------------------
                                            Todd Goodwin
                                            Chairman of the
                                            Compensation Committee
                                            of the Board of Directors

ATTEST:   /s/ W. T. Stephens
       ---------------------------------
              Chief Executive Officer

                  Amendment No. 3 to the Employment Agreement

               dated April 10, 1992, as amended November 4, 1994,

                 by and between Schuller Corporation (formerly

                   Manville Corporation) (the "Company") and

                     Richard B. Von Wald (the "Executive").

                              W I T N E S S E T H

     WHEREAS, Executive currently serves as General Counsel of the Company;

     WHEREAS, in consideration of Executive's continued employment with the Company the parties wish to amend the Employment Agreement;

     WHEREAS, in all other respects the Employment Agreement shall remain in full force and effect;

     NOW THEREFORE, in consideration of the foregoing and the covenants and agreements herein contained, the parties hereto hereby agree as follows:

     1. Section 9 of the Employment Agreement is hereby amended and restated in its entirety to read as follows:

     "9. Golden Parachute Tax. (a) Anything in this agreement to the contrary notwithstanding, in the event Executive's employment hereunder is terminated other than for Cause or is terminated for Good Reason within the meaning of
Section 8(e) occurring after March 27, 1996 other than merely by reason of the closing of the transaction contemplated by the Agreement and Plan of Merger, dated as of October 25, 1995, by and among Riverwood International Corporation, RIC Holding, Inc., formerly named CDRO Holding Corporation ("Parent") , and CDRO Acquisition Corporation, a wholly owned subsidiary of Parent, or in the event of a Change in Control occurring after March 27, 1996, then:

        (i) If it is determined that any payment by the Company to or for the benefit of Executive, whether paid or payable pursuant to the terms of this agreement or otherwise, (such payment, excluding any payment pursuant to this

Section 9, a "Payment") would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended, (the "Code") or any interest or penalties with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then Executive shall be entitled to receive from the Company, within 15 days following the determination described in
Section 9(a)(ii) below, an additional payment ("Excise Tax Adjustment Payment") in an amount such that after payment by Executive of all applicable Federal, state and local taxes (computed at the maximum marginal rates and including any interest or penalties imposed with respect to such taxes), including any Excise Tax imposed upon the Excise Tax Adjustment Payment, Executive retains an amount of the Excise Tax Adjustment Payment equal to the Excise Tax imposed upon the Payments.

          (ii) Subject to the provisions of Section 9(a)(iii), all determinations required to be made under this Section 9(a), including whether an Excise Tax Adjustment Payment is required and the amount of such Excise Tax Adjustment Payment, shall be made by a nationally recognized accounting firm acceptable to Executive and the Company (the "Accounting Firm"), which shall provide detailed supporting calculations to the Company and Executive within 15 business days of the date of termination of Executive's employment. Except as hereinafter provided, any determination by the Accounting Firm shall be binding upon the Company and Executive. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination hereunder, it is possible that (x) certain Excise Tax Adjustment Payments will not have been made by the Company which should have been made (an "Underpayment"). In the event that the Company exhausts its remedies pursuant to Section 9(a)(iii) and Executive thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to or for the benefit of Executive.

          (iii) Executive shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of the Excise Tax Adjustment Payment. Such notification shall be given as soon as practicable but no later than ten business days after Executive is informed in writing of such claim and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. Executive shall not pay such claim prior to the expiration of the 30-day period following the date on which it gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies Executive in writing prior to the expiration of such period that it desires to contest such claim, the Executive shall:

          (A) give the Company any information reasonably requested by the Company relating to such claim,

          (B) take such action in connection with contesting such claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

          (C) cooperate with the Company in good faith in order effectively to contest such claim, and

          (D) permit the Company to participate in any proceedings relating to such claim;

provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold Executive harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses. Without limiting the foregoing provisions of this Section 9 (a) (iii) , the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forgo any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs Executive to pay such claim and sue for a refund, the Company shall advance the amount of such payment to Executive, on an interest-free basis and shall indemnify and hold Executive harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of taxes for the taxable year of Executive with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which an Excise Tax Adjustment Payment would be payable hereunder and the Executive shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

          (iv) If, after the receipt by Executive of an amount advanced by the Company pursuant to Section 9(a)(iii), Executive becomes entitled to receive any refund with respect to such claim, Executive shall (subject to the Company's complying with the requirements of Section 9(a)(iii)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by Executive of an amount advanced by the Company pursuant to Section 9(a)(iii), a determination is made that Executive shall not be entitled to any refund with respect to such claim and the Company does not notify Executive in writing of its intent to contest such denial of refund prior to the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Excise Tax Adjustment Payment required to be paid.

       (b) In the event of any other termination of Executive's employment hereunder, notwithstanding any other provision of this Agreement or any other agreement between Executive and the company or any affiliate, if a reduction in the aggregate amount of payments Executive otherwise would be entitled to receive from the Company or any affiliate, which payments are deemed contingent on a change described in Section 280G(b)(2)(A)(i) of the Code, (the "Contingent Payments") would result in a greater "Net After-Tax Amount", as such term is defined below, then such payments, as Executive shall designate, shall be reduced to provide the greatest Net After-Tax Amount. For these purposes, the term "Net After-Tax Amount" shall mean the net amount of the Contingent Payments after giving effect to all taxes which would be applicable to such payments, including, but not limited to, any tax under Section 4999 of the Code. The determination of whether any such payment reduction shall be effected shall be made by a nationally recognized accounting firm acceptable to Executive and the Company and such determination shall be binding upon Executive and the Company.

        (c) Notwithstanding anything to the contrary in this Agreement, if, as of the date of Executive's termination of employment, the offset under the Supplemental Retirement Agreement exceeds the benefit to which Executive is entitled under Section 2 of the Supplemental Retirement Agreement prior to any offset, as defined therein, then the aggregate payments (including perquisites and benefits) due to Executive, if any, under this Agreement shall be reduced by such excess, except to the extent that such excess shall otherwise be satisfied by the Company's canceling other compensation or other amounts or property due to Executive."

     2. No Waiver of Existing Rights. Executive's continued employment by the Company and the execution of this agreement by Executive shall in no way constitute a waiver by Executive of any right Executive has or may have under his Employment Agreement as of the date hereof.

     3. Counterparts. This agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     4. Headings. The headings of the sections contained in this agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any provision of this agreement.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the 12th day of April, 1996.


                                       /s/  Richard B. Von Wald
                                      --------------------------
                                            Richard B. Von Wald
                                            Address:


                                       SCHULLER CORPORATION


                                       By: /s/ Todd Goodwin
                                          ----------------------
                                           Chairman of the
                                           Compensation Committee


Attest:/s/ W. T. Stephens
       -----------------------
       Chief Executive Officer

                  AMENDMENT NO. 4 TO THE EMPLOYMENT AGREEMENT
                          BETWEEN SCHULLER CORPORATION
                            AND RICHARD B. VON WALD


     This AMENDMENT, dated as of June 7, 1996, is by and between SCHULLER CORPORATION, a Delaware corporation (the "Company"), and Richard B. Von Wald (the "Executive") and amends the EMPLOYMENT AGREEMENT dated April 10, 1992, between the Company (f/k/a Manville Corporation) and the Executive (as previously amended on November 4, 1994, September 6, 1995 and April 12, 1996 and as previously extended, the "Employment Agreement").

     WHEREAS, on March 14, 1996, the Company delivered to the Executive a letter attached as Attachment I hereto acknowledging the existence of a "Change in Control" and "Good Reason" for purposes of all of the Executive's compensation arrangements with the Company, including, without limitation, the Employment Agreement (the "March 14 Letter").

     WHEREAS, the Company and the Executive have agreed to amend the Employment Agreement in accordance with the terms hereof.

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto hereby agree as follows:

     1. The first sentence of Section 2 of the Employment Agreement is hereby amended to read as follows:

     Executive shall serve as Executive Vice President, General Counsel and Secretary of the Company.

     2. Section 8(g) of the Employment Agreement is hereby amended in its entirety to read as follows from and after the date hereof; provided, however, that for the entire term of the Employment Agreement, a "Change in Control" and "Good Reason" shall be deemed to have occurred for all purposes of the Employment Agreement pursuant to the March 14 Letter:

       (g) Change in Control. For purposes of this Agreement, the phrase "Change in Control" shall mean the following and shall be deemed to have occurred if any of the following events shall have occurred:

          (i) any Person (as defined below) (other than the Company), any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the common stock of the Company) becomes the Beneficial Owner (as defined below) (except that a Person shall be deemed to be the Beneficial Owner of all shares that any such Person has the right to acquire pursuant to any agreement or arrangement or upon exercise of conversion rights, warrants or options or otherwise, without regard to the sixty day period referred to in Rule 13d-3 under the Exchange Act (as defined below)), directly or indirectly, of securities of the Company or any Significant Subsidiary (as defined below), representing 30 percent or more of the combined voting power of the Company's or such subsidiary's then outstanding securities; provided, however, that such event shall not constitute a Change in Control unless or until the percentage of such securities owned beneficially, directly or indirectly, by such Person is equal to or more than all such securities owned beneficially, directly or indirectly, by Manville Personal Injury Settlement Trust (the "Trust");

          (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company (the "Board"), and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii), or (iv) of this paragraph) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved but excluding for this purpose any such new director whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of an individual, corporation, partnership, group, associate or other entity or Person other than the Board, cease for any reason to constitute at least a majority of the Board; provided, however, that such event shall not constitute a Change in Control unless or until the percentage of voting securities of the Company owned beneficially, directly or indirectly, by the Trust is less than 50 percent of all such outstanding securities;

          (iii) the consummation of a merger or consolidation of the Company or any subsidiary owning directly or indirectly all or substantially all of the consolidated assets of the Company (a "Significant Subsidiary") with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company or a Significant Subsidiary outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or resulting entity) more than 50 percent of the combined voting power of the surviving or resulting entity outstanding immediately after such merger or consolidation;

          (iv) the stockholders of the Company or any affiliate approve a plan or agreement for the sale or disposition of all or substantially all of the consolidated assets of the Company (other than such a sale or disposition immediately after which such assets will be owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the common stock of the Company immediately prior to such sale or disposition) in which case the Board shall determine the effective date of the Change in Control resulting therefrom; or

          (v) any other event occurs which the Board determines, in its discretion, would materially alter the structure of the Company or its ownership.

          (vi) Defined terms.

               (A) "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.

               (B) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

               (C) "Person" shall have the meaning ascribed to such term in
Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a "group" as defined in Section 13(d) thereof.

     3. Attached hereto is a revised Schedule B to the Employment Agreement, which shall supersede and replace any previously existing Schedule B to the Employment Agreement.

     4. Except as provided by this Amendment, the Employment Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Amendment to be effective as of June 7, 1996.


                                       /s/  Richard B. Von Wald
                                       -------------------------------
                                            Richard B. Von Wald


                                       SCHULLER CORPORATION

                                       /s/  Todd Goodwin
                                       -------------------------------
                                            Todd Goodwin
                                            Chairman of the Compensation
                                            Committee
ATTEST:

/s/  Dion Persson
-------------------------
     Dion Persson
     Assistant Secretary

                                                                    Attachment I

                               March 14, 1996



Richard B. Von Wald, Esq.
Senior Vice President, General Counsel and Secretary
Manville Corporation
717 17th Street
Denver, CO  80217-5108

Dear Dick:

     Recently the Board of Directors of Manville Corporation (the "Company") approved the extension of your employment agreement with the Company dated as of April 10, 1992 (as previously amended and extended, the "Employment Agreement"). The Employment Agreement is hereby extended and Paragraph 1 of the Employment Agreement is amended to extend the Employment Term" as defined therein until April 10, 1999.

     In addition, the Company hereby acknowledges and agrees that the closing of the transaction contemplated by the Agreement and Plan of Merger, dated as of October 25, 1995, by and among Riverwood International Corporation, RIC Holding, Inc., formerly named CDRO Holding Corporation ("Parent"), and CDRO Acquisition Corporation, a wholly owned subsidiary of Parent, will constitute both a "Change in Control" and an event of "Good Reason" with respect to you for purposes of all of your compensation arrangements with the Company, including without limitation the Employment Agreement, the Supplemental Retirement Agreement between you and the Company dated as of November 4, 1994, as amended as of September 30, 1995 and the Restricted Stock Agreement between you and the Company dated November 4, 1994. The Company further acknowledges and agrees that it does not currently have "Cause" to terminate your employment within the meaning of, or for purposes of, any such compensation arrangement.

     To evidence your agreement to the extension of the Employment Term, please sign below as indicated.

                                       Very truly yours,

                                       MANVILLE CORPORATION


                                       /s/ Todd Goodwin
                                       -----------------------------
                                       Todd Goodwin, Chairman of the
                                       Compensation Committee


     This extension is accepted this 21st day of March, 1996.



                                       /s/  Richard B. Von Wald
                                       -------------------------
                                            Richard B. Von Wald


Attest: /s/  W. T. Stephens
        -------------------
             W. T. Stephens

                                   Schedule B

                     Incentive Compensation Plans in Effect


     Annual Incentive Compensation Plan for Schuller Corporation

     Schuller Corporation 1996 Executive Incentive Compensation Plan

     Schuller Corporation 1996 Deferred Compensation Plan

     Manville Corporation Stock Incentive Plan

                              EMPLOYMENT AGREEMENT

     EMPLOYMENT AGREEMENT dated as of April 10, 1992, (the "Agreement") by and between SCHULLER INTERNATIONAL, INC., a Delaware corporation (the "Company") and a subsidiary of MANVILLE CORPORATION, a Delaware corporation ("Manville") and Dixon R. Walker (the "Executive").

     WHEREAS the Company desires to continue to employ Executive and to enter into an agreement embodying the terms of such employment (the "Agreement"); and

     WHEREAS Executive desires to continue such employment and enter into such an Agreement;

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the parties agree as follows:

     1. Term of Employment. The Executive shall be employed by the Company for a period commencing on April 10, 1992 and, except as otherwise provided herein, ending three years from such date. At the end of each year of employment hereunder, the Board of Directors of the Company and the Chief Executive Officer of the Company shall review this Agreement and the Executive's performance hereunder and shall determine, in their sole discretion, whether or not to extend the period of Executive's employment pursuant to this Agreement by one year. The period of Executive's employment hereunder, including any extension or extensions pursuant to the foregoing sentence, is referred to hereinafter as the "Employment Term". A failure to renew this Agreement shall not constitute termination of Executive's employment.

     2. Position. Executive shall serve as Vice President and General Manager of Roofing Systems Division, Schuller International, Inc. Executive shall devote substantially all of his business time and energies to the business of the Company. Notwithstanding the foregoing, Executive may (a) continue to serve on the board of directors of any business corporation on which he is serving as of the date of this Agreement (as shown on Schedule A), (b) serve on the boards of directors or committees of non-profit organizations and (c) with the prior approval of the Chief Executive Officer of the Company or of the Board of Directors of the Company, serve on the boards of directors of other business corporations, provided that in the Company's sole reasonable discretion none of the foregoing activities materially interferes with the performance of Executive's duties hereunder.

     3. Base Salary. Company shall pay Executive a base salary at the rate of not less than $150,000 per year, as the same may from time to time be increased at the sole discretion of the Board of Directors of the Company or, prior to a Change in Control, decreased in the event of across the board salary reductions within the corporate staff group or the business division in which Executive is employed, whichever is applicable ("Base Salary").

     4. Incentive Compensation. Executive shall participate in the Manville executive incentive compensation plans, as in effect from time to time during the Employment Term, for which he is eligible. (References herein to "Manville executive incentive compensation plans" whether annual or long-term, shall include such plans maintained by Manville and/or the Company, as the case may be, from time to time.) The Manville executive incentive compensation plans in effect on the date hereof in which Executive participates are listed on Schedule B.

     5. Employee Benefits. Executive shall be eligible to participate in such other of the Company's employee benefit plans and to receive such benefits for which his level of employment makes him eligible, in accordance with the Company's policies as in effect from time to time during the Employment Term.

     6. Business Expenses. Necessary and reasonable business expenses incurred by Executive during the Employment Term shall be reimbursed in accordance with Company policies.

     7. Termination Prior to a Change in Control.

        (a) Retirement. This Agreement shall terminate automatically upon Executive's Retirement, as defined hereafter. For purposes of this Agreement, "Retirement" means termination of Executive's employment initiated by Executive, other than for Good Reason as defined in Section 7(e) or Section 8(e) hereof, whichever is applicable, whereby Executive is entitled to receive an immediately payable benefit, including an early retirement benefit, under the Company's retirement plan generally applicable to its salaried employees or under any retirement arrangement established with respect to Executive with his consent, in either case, whether or not Executive commences to receive such benefit at the time of such termination. Upon termination of Executive's employment by reason of Retirement prior to a Change in Control,

Executive shall be entitled to benefits determined in accordance with the Company's retirement, benefit and insurance programs in effect at such time.

        (b) Death or Disability.

            (i) Disability. Executive's employment hereunder may be terminated by the Company if Executive becomes physically or mentally incapacitated and is therefore unable for a period of six (6) consecutive months to perform his duties (such incapacity is hereinafter referred to as "Disability"). Any question as to the existence of the Disability of the Executive as to which the Executive and the Company cannot agree shall be determined in writing by a qualified independent physician mutually acceptable to the Executive and the Company. Upon any such termination for Disability prior to a Change in Control, Executive shall be entitled to receive his Base Salary through the date on which the Executive is first eligible to receive payment of disability benefits in lieu of salary under the Company's employee benefit plans as then in effect.

            (ii) Death. Upon termination for death prior to a Change in Control, Executive shall be entitled to his Base Salary at the rate in effect at the time of Executive's death through the end of the month in which his death occurs.

            (iii) Death or Disability Benefits. All other benefits to which Executive may be entitled following Executive's termination for death or Disability prior to a Change in Control shall be determined in accordance with the plans, policies and practices of the Company.

          (c) For Cause by the Company; Voluntary Termination by Executive. Executive's employment hereunder may be terminated by the Company for "Cause". For purposes of this Agreement, prior to a Change in Control, "Cause" shall mean (i) Executive's willful and continued failure substantially to perform his duties hereunder (other than as a result of total or partial incapacity due to physical or mental illness or as a result of termination by Executive for Good Reason as defined in Section 7(e) below), (ii) Executive's dishonesty in the performance of his duties hereunder or (iii) Executive's conviction of a felony under the laws of the United States or any state thereof. If Executive is terminated for Cause, or if Executive voluntarily terminates employment hereunder other than for Good Reason, in either case, prior to a Change in Control, he shall be entitled to receive his Base Salary through the date of termination. All other benefits, if any, payable to Executive following such termination of Executive's employment shall be determined in accordance with the plans, policies and practices of the Company.

          (d) Without Cause by the Company or with Good Reason by Executive. If prior to a Change in Control Executive's employment hereunder is terminated by the Company without Cause (other than by reason of death or Disability) or by Executive with "Good Reason" (as defined in Section 7(e) below), Executive shall be entitled to receive the following benefits:

              (i) The Company shall pay Executive at the time of such termination in a lump sum a cash amount equal to two times his Base Salary in effect at the time of such termination or, in the event of termination by the Executive on account of an event described in Section 7(e)(iv) below, the Base Salary as in effect prior to the reduction or reductions referred to therein plus the bonus the Executive would have earned in respect of the year of termination under the Manville annual incentive compensation plan, if any, in effect at the date of termination or, in the event of a termination by Executive by reason of an event described in Section 7(e)(vi), the plan in effect prior to the elimination referred to therein, determined as if the Executive had been employed by the Company for the full year and without regard to any right reserved by the Company to decrease or eliminate such bonus, and assuming actual performance had equaled 100% of the performance objective established for such year pursuant to the terms of such plan.

               (ii) For a 24-month period after such termination, the Company shall cause Executive to be provided with life, accident, medical, dental and prescription insurance benefits substantially similar to, and on the same terms as, those benefits elected and received by Executive under the Company's "Flex Benefit" program immediately prior to such termination; provided that, Executive shall be charged an amount equal to any monthly payroll deduction charged for similar benefits to executives in positions similar to that which Executive held before his termination; and provided further that, if Executive receives medical benefits under the Manville Retiree Comprehensive Health Care Plan and post-retirement life insurance benefits (collectively, "Retiree Medical and Life Insurance Benefits"), at any time during the 24-month period referred to above, once such benefits begin Executive shall be entitled only to Retiree Medical and Life Insurance Benefits.

               (iii) For a period of 24 months after such termination, the Company shall provide or cause Executive to be provided with the perquisites listed on Schedule C, attached hereto, as may be amended by the Company from time to time without Executive's consent prior to such termination (provided that nothing herein shall be deemed to permit such an amendment without Executive's consent following a Change in Control), on the same terms and conditions on which such perquisites were provided prior to Executive's termination.

               (iv) In addition to all other amounts payable to Executive under this Section 7(d), Executive shall be entitled to receive all benefits payable to Executive under any other plan, policy or agreement relating to retirement or other benefits in accordance with the terms of such plans, policies or agreements; provided, however that, amounts paid pursuant to this Section 7(d) shall be in lieu of any payments under any Manville separation policy.

               (v) The Company shall provide Executive with outplacement services from the firm of Executive's choice at a cost to the Company not to exceed the lesser of (A) 20% of Executive's Base Salary in effect at the time of Executive's termination of employment with the Company or (B) $25,000.

          (e) Good Reason. For purposes of this Agreement, prior to a Change in Control, "Good Reason" shall mean:

               (i) a material reduction in Executive's responsibilities, authorities or duties, all as contemplated by Section 2 hereof; provided, however, that such reduction by reason of a termination for Cause or Disability shall not constitute Good Reason;

               (ii) Executive's job is eliminated other than by reason of promotion or termination for Cause or Disability.

               (iii) the Company fails to pay Executive any amount otherwise vested and due hereunder or under any plan or policy of the Company;

               (iv) a reduction in Executive's Base Salary except in the event of an across the board salary reduction within the corporate staff group or the business division in which Executive is employed, whichever is applicable;

               (v) a reduction in Executive's aggregate level of benefits under the Company's pension, life insurance, medical, health and accident, disability, deferred compensation or savings or similar plans, except in the event of an across the board reduction in such benefits within the corporate staff group or the business division in which Executive is employed, whichever is applicable;

               (vi) the elimination of an annual incentive compensation plan; or

               (vii) the Executive's office is relocated outside of a 50-mile radius of Denver, Colorado without his written consent.

     If Executive provides to the Company a Notice of Termination, as defined in
Section 13(f), in connection with an event described in clauses (i) through
(vii) of this Section 7(e), the Company shall have ten (10) business days from the date of receipt of such notice to effect a cure of the event described therein, and upon cure thereof by the Company to Executive's reasonable satisfaction, such event shall no longer constitute Good Reason for purposes of this Agreement.

        (f) Mitigation. In the event of termination of Executive's employment hereunder by the Company without Cause or by Executive with Good Reason prior to a Change in Control, benefits otherwise receivable by Executive pursuant to subsection 7(d)(ii) shall be reduced to the extent comparable benefits are received by Executive during the 24-month period following such termination. Executive shall report to the Company any such benefits actually received by Executive.

     8. Termination Following a Change in Control.

        (a) Retirement. This Agreement shall terminate automatically upon Executive's Retirement. Upon a termination of Executive's employment by reason of Retirement following a Change in Control, Executive shall be entitled to benefits determined in accordance with the Company's retirement, benefit and insurance programs in effect immediately prior to the Change in Control or, if more generous, such programs in effect at the time of such Retirement.

        (b) Death or Disability.

            (i) Disability. Executive's employment hereunder may be terminated by reason of Executive's Disability, subject to the procedure for determining such Disability outlined in Section 7(b)(i). Upon any termination for Disability following a Change in Control, Executive shall be entitled to receive his Base Salary for a two-year period ending on the second anniversary of Executive's date of termination. Such Base Salary shall be paid in equal monthly installments and shall be reduced by any amounts received as disability benefits in lieu of salary under the Company's employee benefit plans.

            (ii) Death. Upon termination for death following a Change in Control, Executive shall be entitled to (x) his Base Salary at the rate in effect at the time of Executive's death through the end of the month in which his death occurs and (y) if and to the extent the death benefits provided Executive by the Company are less than would have been paid immediately prior to a Change in Control, a lump sum payment of cash in an amount equal to the value of such shortfall. Any such lump sum payment shall be made within ten
(10) business days following Executive's death.

            (iii) Death or Disability Benefits. All other benefits to which Executive may be entitled upon Executive's termination for death or Disability following a Change in Control shall be determined in accordance with the plans, policies and practices of the Company in effect immediately prior to the Change in Control or, if more generous, such plans, policies and practices as in effect at any time following the Change in Control; provided that, nothing in this Section 8(b)(iii) shall be interpreted so as to result in the duplication of the benefits provided under Section 8(b)(i) or (ii).

            (c) For Cause by the Company; Voluntary Termination by Executive. For purposes of this Agreement, following a Change in Control, "Cause" shall mean (i) Executive's willful and continued failure substantially to perform his duties hereunder (other than as a result of total or partial incapacity due to physical or mental illness or as a result of termination by Executive for Good Reason as defined in Section 8(e) below) after a written demand for substantial performance is delivered to Executive personally and Executive shall have failed during the sixty-day period following such written demand to have corrected such failure, (ii) Executive's dishonesty in the performance of his duties hereunder or (iii) Executive's conviction of a felony under the laws of the United States or any state thereof. For purposes of this Section 8(c) no act or failure to act on Executive's part shall be deemed willful unless done or omitted to be done by Executive not in good faith and without reasonable belief that Executive's action or omission was in the best interest of the Company.

     If Executive is terminated for Cause, or if Executive voluntarily terminates his employment with the Company other than for Good Reason, in either case, following a Change in Control, he shall be entitled to receive his Base Salary through the date of termination. All other benefits, if any, payable to Executive following such termination of Executive's employment shall be determined in accordance with the plans, policies and practices of the Company.

        (d) Without Cause by the Company or with Good Reason by Executive. If Executive's employment is terminated by the Company following a Change in Control without Cause (other than by reason of death or Disability) or by Executive with "Good Reason" (which following a Change in Control shall have the meaning set forth in Section 8(e) below), Executive shall be entitled to receive the following benefits:

            (i) The Company shall pay Executive at the time of such termination in a lump sum a cash amount equal to two times the sum of (A) his Base Salary in effect at the time of such termination or, in the event of termination by the

Executive by reason of an event described in Section 8(e)(iv) below, the Base Salary as in effect prior to the reduction or reductions referred to therein plus (B) the bonus the Executive would have earned in respect of the year of termination under the Manville annual incentive compensation plan, if any, in effect at the date of termination or in the event of a termination by Executive by reason of an event described in Section 8(e)(v), the plan in effect immediately prior to the reduction or reductions referred to therein, determined as if the Executive had been employed by the Company for the full year and without regard to any right reserved by the Company to decrease or eliminate such bonus, and assuming actual performance had equaled 100% of the performance objective established for such year pursuant to the terms of such plan.

            (ii) The Company shall pay Executive in a lump sum a cash amount equal to a fraction of the annual bonus which (absent such termination and without regard to any right reserved by the Company to decrease or eliminate such bonus) Executive would have earned with respect to the year of termination under the Manville annual executive incentive compensation plan, if any, in effect at the date of termination or, in the event of a termination by Executive by reason of an event described in Section 8(e)(v), the plan in effect prior to the reduction or reductions referred to therein, assuming actual performance had equaled 100% of the performance objective established for such year pursuant to the terms of such plan, the numerator of which fraction is the number of days in such year during which the Executive was employed by the Company and the denominator of which is 365. Such payment shall be made at the time of Executive's termination.

            (iii) The Company shall pay Executive in a lump sum a cash amount equal to the sum of the amounts Executive would have received in respect of all Performance Units (and other similar interests) granted to Executive under the 1991 Long Term Cash Incentive Compensation Plan (or any other Manville long-term cash incentive plan adopted after the date hereof) assuming Executive remained employed through the applicable expiration or final payment date of such Performance Units or other interests, less any amount paid to Executive in respect of such Performance Units and other interests prior to termination of his employment. For purposes of calculating the sum to which Executive is entitled it shall be assumed that all "Scheduled Dividend Payments" (as such term is defined in the 1991 Long Term Cash Incentive Compensation Plan) not paid at or prior to Executive's termination of employment will be paid in full at their then estimated value, as determined by the Company (without reduction or deferral). Such payment shall be made at the time of Executive's termination.

            (iv) Executive shall receive credit under the Supplemental Plan for Participants in the Manville Salaried Retirement Plan for two additional years of service for purposes of both vesting and accrual of benefits.

            (v) For a 36-month period following Executive's termination, the Company shall pay Executive in monthly installments the sum of the monthly costs to Executive of purchasing life, accident, medical, dental and prescription insurance benefits substantially similar to such benefits elected and received by Executive under the Company's "Flex Benefit" program immediately prior to Executive's termination or, if more generous, immediately prior to the Change in Control ("Continued Benefits") less the monthly payroll deduction, if any, charged to Executive immediately prior to Executive's termination, or, if applicable, immediately prior to the Change in Control, for any of such Continued Benefits; notwithstanding the foregoing, if Executive begins to receive Retiree Medical and Life Insurance Benefits at any time during the 36-month period referred to above, once such benefits begin, the monthly payment due Executive under the preceding clause shall equal the monthly costs to Executive of purchasing Continued Benefits not provided by the Company to Executive as Retiree Medical and Life Insurance Benefits.

            (vi) For a 24-month period after such termination, the Company shall provide or cause Executive to be provided with the perquisites listed on Schedule C, attached hereto (which the Company may amend from time to time prior to a Change in Control, without Executive's consent), on the same terms and conditions on which such perquisites were provided at the time of Executive's termination or, if more generous, immediately prior to such termination.

            (vii) In addition to all other amounts payable to Executive under this Section 8(d), Executive shall be entitled to receive all benefits payable to Executive under any other plan, policy or agreement relating to retirement or other benefits, in accordance with the terms of such plans, policies or agreements; provided, however that, amounts paid pursuant to this Section 8(d) shall be in lieu of any payments under any Manville separation policy.

            (viii) The Company shall provide Executive with outplacement services from the firm of Executive's choice at a cost to the Company not to exceed 20% of Executive's Base Salary in effect at the time of such termination or, in the event of termination by Executive by reason of an event described in
Section 8(e)(iv) below, the Base Salary as in effect prior to the reduction or reductions referred to therein.

        (e) Good Reason Following a Change in Control. For purposes of this Agreement, following a Change in Control, "Good Reason" shall mean:

            (i) a material adverse change in the nature or scope of Executive's responsibilities, authorities, duties and/or position (including by reason of a substantial reduction in the size of the Company or other substantial change in the character or scope of the Company's operations);

            (ii) Executive no longer serves in the position described in
Section 2, other than by reason of a promotion or a termination for Cause or Disability;

            (iii) the Company fails to pay Executive any amounts otherwise vested and due hereunder or under any plan or policy of the Company;

            (iv) a reduction in the Executive's Base Salary in effect immediately prior to the Change in Control or as the same may be increased from time to time;

            (v) a reduction in the Executive's incentive compensation opportunity, as defined below, under the Manville executive incentive compensation plans as in effect immediately prior to the Change in Control or as the same may be increased from time to time (absent, in the case of any such reduction relative to Executive's annual bonus, a corresponding increase in his Base Salary);

            (vi) the failure of the Company, to continue to provide Executive with benefits and perquisites which are substantially similar in the aggregate to those enjoyed by Executive under the Company's pension, life insurance, medical, health and accident, disability, deferred compensation or savings or similar plans and fringe benefit programs (including vacation) in which Executive was participating immediately prior to the Change in Control; or the failure by the Company to continue to provide Executive with directors' or officers' insurance, as applicable, at the level maintained immediately prior to the Change in Control;

            (vii) the Executive's office is relocated outside of a 50-mile radius of Denver, Colorado without his written consent;

            (viii) the failure of the Company to obtain an agreement from any successor to assume and agree to perform this Agreement, as contemplated in
Section 13(e) hereof; or

            (ix) any purported termination of Executive's employment by the Company which is not effected pursuant to a Notice of Termination satisfying the requirements of Section 13(f) and, if applicable, following the written demand described in Section 8(c) and the relevant cure period.

     If Executive provides a Notice of Termination, as defined in Section 13(f), in connection with an event described in clauses (i) through (vii) of this Section 8(e), to the Company, the Company shall have ten (10) business days from the date of receipt of such notice to effect a cure of the event described therein, and upon cure thereof by the Company to Executive's reasonable satisfaction, such event shall no longer constitute Good Reason for purposes of this Agreement.

        (f) Reduction in Incentive Compensation Opportunity. For purposes of this Agreement, a "reduction in the Executive's incentive compensation opportunity" under the Manville executive incentive compensation plans shall include

            (i) the failure to maintain both an annual and a long-term incentive plan;

            (ii) any reduction or elimination by the Company of Executive's annual or long-term incentive compensation pursuant to any reserved right under any such plan to decrease or eliminate such bonus or award;

            (iii) any reduction in Executive's participation level under any such plan; and

            (iv) any adverse change in the payout schedule or its equivalent or in the manner of assessing actual performance under any such plan and/or any extraordinary change in the applicable performance criteria thereunder.

        (g) Change in Control. For purposes of this Agreement, the phrase "Change in Control" shall mean the following and shall be deemed to have occurred if any of the following events shall have occurred:

            (i) except for Manville, a subsidiary or an affiliate thereof, an employee benefit plan (including any trustee of such plan, acting as trustee) sponsored or maintained by Manville or any subsidiary thereof or the Manville Personal Injury

Settlement Trust (the "Trust"), any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended from time to time, and any successor act (the "Exchange Act") is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly of securities of Manville representing 30% or more of the combined voting power of Manville's then outstanding securities;

            (ii) at least 40% of the directors of Manville constitute persons who were not, at the time of their first election to the Board, candidates proposed by a majority of the Board in office prior to the time of such first election,

            (iii) (A) the dissolution of Manville; (B) a sale or other disposition or the last sale or other disposition to occur in a series of sales and/or other dispositions within any 18-month period ("Serial Sales") by Manville and/or one or more subsidiaries of Manville of assets (including any sale through a public offering of shares of voting stock of a Manville subsidiary by Manville or by any subsidiary thereof) which, in the case of Serial Sales, as of the beginning of such 18-month period, account for (or, in the case of stock sold through a public offering, which represents indirect ownership on a proportionate basis of assets accounting for) more than 40% of the consolidated revenues of Manville and its subsidiaries, as determined in accordance with generally accepted accounting principles; provided, however, that no sale or disposition of assets or stock shall be taken into account to the extent that the proceeds of such sale or disposition (whether in cash or in-kind) are reinvested or are, in the case of proceeds received in-kind, used in the ongoing conduct by Manville or one or more of its subsidiaries of the business of Manville and/or such subsidiary or subsidiaries, provided further that such a reinvestment shall not be deemed to have occurred unless made within 18 months of such sale or disposition and provided further that, the term reinvestment shall exclude, inter alia, the use of proceeds (x) to repay debt owed to the Trust or debt incurred in connection with the operation of the business in which the assets sold or disposed of were used or (y) to pay dividends; (C) a transaction to which Manville is a party pursuant to which the holders of all of the shares of Manville outstanding prior to such transaction do not hold, directly or indirectly, shares outstanding of the surviving corporation in substantially the same proportions as those in which they held the outstanding shares of Manville prior to the transaction; or (D) any other event which the Board determines, in its discretion, would materially alter the structure of Manville or its ownership;

            (iv) a sale of the business unit, division or group within which Executive is employed, other than to another entity which is directly or indirectly controlled by Manville as a result of which Executive is no longer employed by an entity which is directly or indirectly controlled by Manville; or

            (v) a reduction in workforce, or the last to occur in a series of reductions in workforce within any 24-month period, of the Company, if Executive is employed by the Company at the time of such reduction or last reduction, or Riverwood International Corporation ("Riverwood"), if Executive is employed by Riverwood at the time of such reduction or last reduction, as a result of which 80% of such workforce measured as of the date 24 months prior to the last such reduction is no longer employed by the Company or Riverwood, whichever is applicable, excluding for these purposes any reduction in the workforce of either the Company or Riverwood attributable to transfers of employees to Manville.

     In the event of a Change in Control by reason of an event described in
Section 8(g)(iv) the Company shall pay Executive in a lump sum a cash amount equal to the sum of the amounts Executive would have received in respect of all Performance Units granted to Executive under the 1991 Long Term Cash Incentive Compensation Plan assuming Executive remained employed through the applicable expiration or final payment date of such Performance Units, less any amount paid to Executive in respect of such Performance Units prior to termination of his employment. For purposes of calculating the sum to which Executive is entitled it shall be assumed that all "Scheduled Dividend Payments" (as such term is defined in the 1991 Long Term Cash Incentive Compensation Plan) not paid at or prior to Executive's termination of employment will be paid in full at their then estimated value as determined by the Company (without reduction or deferral). Such payment shall be made in the event of a Change in Control described in Section 8(g)(iv) at the time of such Change in Control and the Performance Units and all rights related thereto shall be extinguished upon such payment.

     9. Reduction of Payments. If any payment to or for the benefit of Executive under this Agreement either alone or together with other payments to or for the benefit of Executive would constitute a "parachute payment" (as defined in Section 280G of the Internal Revenue Code of 1986, as amended (the "Code")), the payments under this

Agreement shall be reduced to the largest amount that will minimize or eliminate both the imposition of the excise tax imposed by Section 4999 of the Code and the disallowance of deductions to the Company under Section 280G of the Code of any such payments. The determination of any reduction in the payments under this Agreement pursuant to this Section shall be made by the Company's independent accountants.

     10. Indemnification. The Company will indemnify the Executive (and his legal representatives or other successors) to the fullest extent permitted (including payment of expenses in advance of final disposition of a proceeding) by the laws of the jurisdiction of incorporation of the Company, as in effect at the time of the subject act or omission, or by the Restated Certificate of Incorporation and By-Laws of the Company, as in effect at such time or on the effective date of this Agreement, or by the terms of any indemnification agreement between the Company and the Executive, whichever affords or afforded greatest protection to the Executive, and the Executive shall be entitled to the protection of any insurance policies the Company may elect to maintain generally for the benefit of its directors and officers (and to the extent the Company maintains such an insurance policy or policies, the Executive shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any Company officer or director), against all costs, charges and expenses whatsoever incurred or sustained by him or his legal representatives at the time such costs, charges and expenses are incurred or sustained, in connection with any action, suit or proceeding to which he (or his legal representatives or other successors) may be made a party by reason of his being or having been a director, officer or employee of the Company, Manville or any subsidiary of either of them, or his serving or having served any other enterprise as a director, officer or employee at the request of the Company or Manville.

     11. Legal Fees. In the event of a dispute between the Executive and the Company with respect to any of the Executive's rights under this Agreement, the Company shall reimburse the Executive for any and all legal fees and related expenses incurred by him in connection with enforcing such rights, at the time such fees and related expenses are incurred; provided that, if Executive's claim is found by a court of competent jurisdiction to have been frivolous, Executive shall reimburse the Company for all amounts paid by it under this Section.

     12. Confidentiality; Specific Performance. Executive will not at any time (whether during or after his employment with the Company) disclose or use for his own benefit or purposes, or the benefit or purposes of any other person, firm, partnership, joint venture, association, corporation or other business organization, entity or enterprise other than the Company and any of its subsidiaries or affiliates, any trade secrets, information, data, or other confidential information relating to customers, development programs, costs, marketing, trading, investment, sales activities, promotion, credit and financial data, manufacturing processes, financing methods, plans, or the business and affairs of the Company generally, or of any subsidiary or affiliate of the Company, provided that the foregoing shall not apply to information which is not unique to the Company or which is generally known to the industry or the public other than as a result of Executive's breach of this covenant. Executive agrees that upon termination of his employment with the Company for any reason, he will return to the Company immediately all memoranda, books, papers, plans, information, letters and other data, and all copies thereof or therefrom, in any way relating to the business of the Company and its affiliates, except that he may retain personal notes, notebooks and diaries. Executive further agrees that he will not retain or use for his account at any time any trade names, trademark or other proprietary business designation used or owned in connection with the business of the Company or its affiliates.

     Executive acknowledges and agrees that the Company's remedies at law for a breach or threatened breach of any of the provisions of this Section would be inadequate and, in recognition of this fact, Executive agrees that, in the event of such a breach or threatened breach, in addition to any remedies at law, the Company, without posting any bond, shall be entitled to obtain equitable relief in the form of specific performance, temporary restraining order, temporary or permanent injunction or any other equitable remedy which may then be available.

     13. Miscellaneous.

         (a) Governing Law; Liability of the Executive.

This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado. The Executive shall not be subject to liability for breach of this Agreement by reason of his termination of his employment hereunder.

         (b) Entire Agreement/Amendments/Effectiveness. This Agreement shall supersede any and all existing employment, change-in-control or severance agreements between Executive and the Company or any of its affiliates and contains the entire understanding of the parties with respect to the employment of Executive by the Company. There are no restrictions, agreements, promises, warranties, covenants or undertakings between the parties with respect to the subject matter herein other than those expressly set forth herein. THIS AGREEMENT AND ANY AMENDMENT HERETO SHALL NOT BE EFFECTIVE UNLESS AND UNTIL SIGNED BY THE CHIEF EXECUTIVE OFFICER OF THE COMPANY AND ATTESTED TO BY THE GENERAL COUNSEL OF THE COMPANY.

          (c) No Waiver. The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver of such party's rights or deprive such party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

          (d) Severability. In the event that any one or more of the provisions of this Agreement shall be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions of this Agreement shall not be affected thereby.

          (e) Successors; Binding Agreement. (i) In the event of a Change in Control, the Company will require the successor to the Company as Executive's employer (whether such succession is direct or indirect, by purchase, merger, consolidation or otherwise, to any portion of the business and/or assets of Manville or the Company) to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise. Prior to a Change in Control, the term "Company" shall also mean any affiliate of the Company to which Executive may be transferred and the Company shall cause such successor employer to be considered the "Company" bound by the terms of this Agreement and this Agreement shall be amended so to provide. Following a Change in Control the term "Company" shall not mean any affiliate of the Company to which Executive may be transferred unless Executive shall have previously approved of such transfer in writing, in which case the Company shall cause such successor employer to be considered the "Company" bound by the terms of this Agreement and this Agreement shall be amended so to provide.

            (ii) This Agreement shall inure to the benefit of and be enforceable by Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If Executive should die while any amount would still be payable to Executive hereunder if Executive had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to Executive's devisee, legatee or other designee or, if there is no such designee, to Executive's estate. This Agreement shall not be assignable by Executive.

        (f) Notice; Notice of Termination. (i) For the purpose of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and, except as otherwise provided in paragraph (ii) below, shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth on the signature page of this Agreement; provided that all notices to the Company shall be directed to the attention of the General Counsel of Manville, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt,

               (ii) Any purported termination of Executive's employment by the Company or by Executive shall not be effective unless communicated by written Notice of Termination to the other party hereto in accordance with paragraph
(i) above. For purposes of this Agreement, a "Notice of Termination" in the case of a termination for Cause following a Change in Control shall mean a notice given within ten (10) business days of the Company's having actual knowledge of the events giving rise to such termination and in all cases shall mean a notice which indicates the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive's employment under the provision so indicated.

               (iii) The date of termination of Executive's employment shall be the date of receipt of the Notice of Termination, except in the case of (A) Executive's death, in which case the date of termination of employment shall be the date of death or (B) Executive's termination for Cause following a Change in Control, in which case the date of termination shall be ten (10) business days after actual receipt by Executive of the Notice of Termination; provided that, if within thirty (30) days after any Notice of Termination following a Change in Control is received, the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, the date of termination of Executive's employment shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties, by a binding arbitration award, or by a final judgment, order or decree of a court of competent jurisdiction (which is not appealable or the time for appeal therefrom has expired and no appeal has been perfected); and provided further that the date of termination of Executive's employment shall be extended by a notice of dispute only if such notice is given in good faith and the party giving such notice pursues the resolution of such dispute with reasonable diligence. Notwithstanding the pendency of any such dispute, the Company will continue to pay Executive his full compensation in effect when the notice giving rise to the dispute was given (including, but not limited to, Base Salary and incentive compensation) or, if higher, the compensation in effect immediately prior to the Change in Control, and continue Executive as a participant in all compensation, benefits (including fringe benefits and perquisites) and insurance plans in which Executive was participating when the notice giving rise to the dispute was given, until the dispute is finally resolved in accordance with this paragraph
(iii). Amounts paid under this paragraph are in addition to all other amounts due under this Agreement and shall not be offset against or reduce any other amounts due under this Agreement.

     (g) Arbitration. The parties hereby agree to submit all controversies, claims and matters of difference in any way related to this Agreement or the performance or breach of the whole or any part hereof, to arbitration in Denver, Colorado, according to the rules and practices of the American Arbitration Association from time to time in force. If such rules and practices shall conflict with the Colorado Rules of Civil Procedure or any other provisions of Colorado law then in force, such Colorado rules and provisions shall govern. Arbitration of any such controversy, claim or matter of difference shall be a condition precedent to any legal action thereon. This submission and agreement to arbitration shall be specifically enforceable.

     Awards shall be final and binding on all parties to the extent and in the manner provided by Colorado law; provided that an arbitration award shall not be binding on the Company to the extent such award exceeds the maximum amount the Company would be required to pay Executive pursuant to the express terms of this Agreement. All awards may be filed by any party with the Clerk of the District Court in the County of Denver, Colorado and an appropriate judgment entered thereon and execution issued therefor. At the election of any party, said award may also be filed, and judgment entered thereon and execution issued therefor, with the clerk of one or more other courts, state or federal, having jurisdiction over the party against whom such award is rendered or its property.

     (h) Counterparts. This Agreement may be signed in several counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                                       /s/ Dixon R. Walker
                                       ---------------------------
                                           Dixon R. Walker


                                       SCHULLER INTERNATIONAL, INC.


                                       By: /s/ W. T. Stephens
                                         -------------------------
                                           Chief Executive Officer


ATTEST:

/s/ R. B. Von Wald
------------------
General Counsel

                                                                 Dixon R. Walker

                                   Schedule A

                           Outside Directorships Held


                                     None.

                                                                 Dixon R. Walker

                                   Schedule B

                   Incentive Compensation Plans in Effect

Annual Incentive Compensation Plan.

Manville Corporation Stock Incentive Plan.

1991 Long-Term Cash Incentive Compensation Plan for Manville Corporation.

1994 Long-Term Cash Incentive Compensation Plan for Schuller International Group, Inc.

                                                                 Dixon R. Walker



                                   Schedule C

             Fringe Benefit Arrangements and Perquisites in Effect


     Club Initiation Fees & Dues

            The Company will pay the initiation fee and dues for one country club of the officer's choice. The initiation fee and first year's dues will be "grossed up" for tax purposes.


     Financial & Estate Planning

            The Company will pay the reasonable cost of periodic financial and estate planning.


     Annual Executive Physical Exam Program

     Income Tax Return Preparation

            The Company will pay annual income tax return preparation fees up to $2,000 plus additional fees if incurred on account of job-related circumstances including the cost of representation by return preparer during an audit.

                    FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

                      BETWEEN SCHULLER INTERNATIONAL, INC.

                              AND DIXON R. WALKER

     This AMENDMENT dated March 5, 1993, is by and between SCHULLER INTERNATIONAL, INC., a Delaware corporation (the "Company") and a subsidiary of MANVILLE CORPORATION, a Delaware corporation ("Manville") and DIXON R. WALKER, (the "Executive"), who are parties to an EMPLOYMENT AGREEMENT dated April 10, 1992 (the "Agreement").

     I. The Company and the Executive desire to amend the Agreement on the terms set forth below.

     In consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the parties agree as follows:

          A. The first sentence of paragraph 2. of the Agreement is amended to read as follows:

             2. Position. Executive shall serve as Senior Vice President - Roofing Systems, Mats and Reinforcements.

          B. The first sentence of paragraph 3. of the Agreement is amended to read as follows:

             3. Base Salary. Company shall pay Executive a base salary at the rate of not less than $180,000 per year, as the same may from time to time be increased at the sole discretion of the Board of Directors of the Company, or, prior to a

Change in Control, decreased in the event of across the board salary reductions within the corporate staff or the business division in which Executive is employed, whichever is applicable ("Base Salary").

     Except as provided by this First Amendment to the Agreement, the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this First Amendment to be effective as of March 5, 1993.

                                       /s/ Dixon R. Walker
                                       ----------------------------
                                           Dixon R. Walker


                                       SCHULLER INTERNATIONAL, INC.


                                       By: /s/ W. T. Stephens
                                          -------------------------
                                           Chief Executive Officer


ATTEST:

/s/  R. B. Von Wald
--------------------
     General Counsel

July 8, 1993



D. R. Walker
10 Mourning Dove
Littleton, CO  80127

     RE: EMPLOYMENT AGREEMENT EXTENSION

Dear Dixon:

Recently, the Board of Directors of Manville Corporation approved the extension of your Employment Agreement for an additional year. This letter serves as notice of the extension and, subject to execution by you and attestation by the Company's General Counsel, an amendment to your Employment Agreement extending the "Employment Term" (as defined in the Employment Agreement) for one year.

If you agree with this amendment, please sign both copies of this letter below and return them to Dan Japha in the Denver Legal Department, P.O. Box 5108, Denver, Colorado 8021 7-5108 at your earliest convenience. If you have questions about this, please contact Dick Von Wald at 950-4911 or Dan Japha at 950-2266.



Very truly yours,

/s/ W. T. Stephens

W. T. Stephens
Chief Executive Officer



This amendment is accepted this 3rd day of August, 1993.


                                       /s/ Dixon R. Walker
                                       ---------------------
                                            (Executive)

Attest: /s/ R. B. Von Wald
       -------------------
       General Counsel

                    SECOND AMENDMENT TO EMPLOYMENT AGREEMENT

                      BETWEEN SCHULLER INTERNATIONAL, INC.

                              AND DIXON R. WALKER

     This SECOND AMENDMENT dated as of June 2, 1994 is by and between SCHULLER INTERNATIONAL, INC., a Delaware corporation (the "Company"), and DIXON R. WALKER (the "Executive"), and amends the EMPLOYMENT AGREEMENT dated April 10, 1992 by and between the Company and the Executive as amended on March 5, 1993 and extended on August 3, 1993 (as so amended and extended, the "Agreement').

     WHEREAS, effective February 4, 1994, the Company and the Executive agreed that the Executive's position would be Senior Vice President - Roofing Systems, Mats & Reinforcements and Information Technology and the Executive's base annual salary would be $200,000; and

     WHEREAS, effective as of the date hereof, the Company and the Executive agreed to further change the Executive's position and annual base salary in accordance with the terms hereof.

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

     A. The first sentence of paragraph 2 of the Agreement is hereby amended to read as follows:

            Executive shall serve as the Senior Vice President - Roofing Systems, Building Insulations and Information Technology.

     B. The first sentence of paragraph 3 of the Agreement is hereby amended to read as follows:

            Company shall pay Executive a base salary at the rate of not less than $225,000 per year, as the same may from time to time be increased at the sole discretion of the Board of Directors of the Company, or, prior to a Change in Control, decreased in the event of across the board salary reductions within the corporate staff group or the business division in which Executive is employed, whichever is applicable ("Base Salary").

     C. The "Employment Term" (as defined in the Agreement) is hereby extended for one year to April 10, 1997.

     D. Except as provided by this Second Amendment to the Agreement, the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Second Amendment to the Agreement to be effective as of June 2, 1994.



                                       /s/  Dixon R. Walker
                                       -----------------------------
                                            Dixon R. Walker


                                       SCHULLER INTERNATIONAL, INC.


                                       By: /s/ W. T. Stephens
                                          --------------------------
                                               W. T. Stephens
                                               Chairman of the Board

ATTEST


/s/  Richard B. Von Wald
-----------------------------
     Richard B. Von Wald
     Senior Vice President,
     General Counsel and Secretary

April 26, 1995


D. R. Walker

     RE: EMPLOYMENT AGREEMENT EXTENSION AND AMENDMENT

Dear Dixon:

Recently, the Board of Directors of Manville Corporation approved an extension and amendment of your Employment Agreement with Schuller International, Inc. (the "Company"), dated April 10, 1992 (as previously amended, the "Employment Agreement"). The extension and amendment, as set forth below, extends the term of the Employment Agreement to April 10, 1998 and modifies the Change in Control definition, all as set forth below:

Paragraph 1 of the Employment Agreement shall be amended to extend the "Employment Term" (as defined therein) until April 10, 1998.

Paragraph 8(g)(i) shall be amended to read as follows:

            except for Manville, a subsidiary or an affiliate thereof, an employee benefit plan (including any trustee of such plan, acting as trustee) sponsored or maintained by Manville or any subsidiary thereof or Manville Personal Injury Settlement Trust (the "Trust"), any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended from time to time, and any successor act (the "Exchange Act")) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Manville or Schuller International Group, Inc. ("Schuller") representing 30% or more of the combined voting power of Manville's or Schuller's, as applicable, then outstanding securities;

Paragraph 8(g)(iii)(B) shall be amended to read as follows:

            a sale or other disposition or the last sale or other disposition to occur in a series of sales and/or other dispositions within any 18-month period ("Serial Sales") by Schuller and/or one or more subsidiaries of Schuller of assets which, in the case of Serial Sales, as of the beginning of such 18-month period, account for more than 40% of the consolidated revenues of Schuller and its subsidiaries, as determined in accordance with generally accepted accounting principles; provided,

D.   R. Walker
April 26, 1995
Page Two

            however, that no sale or disposition of assets or stock shall be taken into account to the extent that the proceeds of such sale or disposition (whether in cash or in-kind) are reinvested or are, in the case of proceeds received in kind, used in the ongoing conduct by Schuller or one or more of its subsidiaries of the business of Schuller and/or such subsidiary or subsidiaries, provided further that such a reinvestment shall not be deemed to have occurred unless made within 18 months of such sale or disposition and provided further that, the term reinvestment shall exclude, inter alia, the use of proceeds (x) to repay debt owed to the Trust or debt incurred in connection with the operation of the business in which the assets sold or disposed of were used or (y) to pay dividends;

From and after the date of execution of this extension and amendment by you and attestation of this extension and amendment by the Company's General Counsel, the extension and amendment shall be effective and the Employment Agreement shall be deemed amended in the manner set forth above.

Please sign and date two copies of this Amendment and Extension and return them to Judie Bratek, Manager of Compensation in Denver, Mail Code 2-01, at your earliest convenience.

If you have questions about the extension, please call Dion Persson at 950-3422.

Very truly yours,

/s/ W. T. Stephens
W. T. Stephens
Chairman, President and
Chief Executive Officer
Manville Corporation

This amendment and extension is accepted this 27th day of April, 1995.

                                       /s/ D. R. Walker
                                       -----------------------
                                           D. R. Walker

Attest: /s/  Richard B. Von Wald
        ------------------------
             Richard B. Von Wald
             General Counsel

March 14, 1996


Dixon R. Walker - 12-03

RE: EMPLOYMENT AGREEMENT EXTENSION

Dear Dixon:

     Recently, the Board of Directors of Manville Corporation approved an extension of your employment agreement with Schuller International, Inc. (the "Company"), dated April 10, 1992 (as previously amended and extended, the "Employment Agreement"). This letter serves as notice of the extension and, subject to execution by you and attestation by Manville Corporation's General Counsel, an amendment to the Employment Agreement extending the "Employment Term" (as defined in the Employment Agreement) to April 10, 1999.

     To evidence your agreement to so extend the Employment Term, please sign and date both copies of this letter where indicated and return them to Dion Persson (Denver 11-01) at your earliest convenience. A fully executed copy will be returned to you for your files. If you have any questions about the extension, please call Dion Persson at 303-978-3422.

Very truly yours,

/s/ W. T. Stephens

W.T. Stephens
Chairman of the Board, President
and Chief Executive Officer

     This amendment is accepted this 20th day of March, 1996.



                                       /s/  Dixon R. Walker
                                       --------------------
                                            Dixon R. Walker
Attest:

/s/ Richard B. Von Wald
--------------------------------------
    Richard B. Von Wald
    Senior Vice President, General Counsel
    & Secretary

                       AMENDMENT TO EMPLOYMENT AGREEMENT
                      BETWEEN SCHULLER INTERNATIONAL, INC.
                              AND DIXON R. WALKER

     This AMENDMENT, dated as of June 7, 1996, is by and between SCHULLER INTERNATIONAL, INC., a Delaware corporation (the "Company"), and Dixon R. Walker (the "Executive") and amends the EMPLOYMENT AGREEMENT, dated April 10, 1992, between the Company and the Executive (as previously amended and extended, the "Employment Agreement").

     WHEREAS, the Company and the Executive have agreed to amend the Employment Agreement in accordance with the terms hereof.

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto hereby agree as follows:

     1. Section 8(g) of the Employment Agreement is hereby amended in its entirety to read as follows:

        (g) Change in Control. For purposes of this Agreement, the phrase "Change in Control" shall mean the following and shall be deemed to have occurred if any of the following events shall have occurred:

            (i) any Person (as defined below) (other than Schuller Corporation ("Schuller")), any trustee or other fiduciary holding securities under any employee benefit plan of Schuller, or any company owned, directly or indirectly, by the stockholders of Schuller in substantially the same proportions as their ownership of the common stock of Schuller) becomes the Beneficial Owner (as defined below) (except that a Person shall be deemed to be the Beneficial Owner of all shares that any such Person has the right to acquire pursuant to any agreement or arrangement or upon exercise of conversion rights, warrants or options or otherwise, without regard to the sixty day period referred to in Rule 13d-3 under the Exchange Act (as defined below)), directly or indirectly, of securities of Schuller or any Significant Subsidiary (as defined below), representing 30 percent or more of the combined voting power of Schuller's or such subsidiary's then outstanding securities; provided, however, that such event shall not constitute a Change in Control unless or until the percentage of such securities owned beneficially, directly or indirectly, by such Person is equal to or more than all such securities owned beneficially, directly or indirectly, by Manville Personal Injury Settlement Trust (the "Trust");

            (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of Schuller (the "Board"), and any new director (other than a director designated by a person who has entered into an agreement with Schuller to effect a transaction described in clause (i),

(iii), or (iv) of this paragraph) whose election by the Board or nomination for election by Schuller's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved but excluding for this purpose any such new director whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of an individual, corporation, partnership, group, associate or other entity or Person other than the Board, cease for any reason to constitute at least a majority of the Board; provided, however, that such event shall not constitute a Change in Control unless or until the percentage of voting securities of Schuller owned beneficially, directly or indirectly, by the Trust is less than 50 percent of all such outstanding securities;

               (iii) the consummation of a merger or consolidation of Schuller or any subsidiary owning directly or indirectly all or substantially all of the consolidated assets of Schuller (a "Significant Subsidiary") with any other corporation, other than a merger or consolidation which would result in the voting securities of Schuller or a Significant Subsidiary outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or resulting entity) more than 50 percent of the combined voting power of the surviving or resulting entity outstanding immediately after such merger or consolidation;

               (iv) the stockholders of Schuller or any affiliate approve a plan or agreement for the sale or disposition of all or substantially all of the consolidated assets of Schuller (other than such a sale or disposition immediately after which such assets will be owned directly or indirectly by the stockholders of Schuller in substantially the same proportions as their ownership of the common stock of Schuller immediately prior to such sale or disposition) in which case the Board shall determine the effective date of the Change in Control resulting therefrom;

               (v) a sale of the business unit, division or group within which Executive is employed, other than to another entity which is directly or indirectly controlled by Schuller, as a result of which Executive is no longer employed by an entity which is directly or indirectly controlled by Schuller; or

               (vi) any other event occurs which the Board determines, in its discretion, would materially alter the structure of Schuller or its ownership.

               (vii) Defined terms.

                    (A) "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.

                    (B) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

                    (C) "Person" shall have the meaning ascribed to such term in
Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a "group" as defined in Section 13(d) thereof.

     2. Section 9 of the Employment Agreement is hereby amended in its entirety to read as follows:

     9. [Reserved]

     3. Attached hereto is a revised Schedule B to the Employment Agreement, which shall supersede and replace any previously existing Schedule B to the Employment Agreement.

     4. Except as provided by this Amendment, the Employment Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Amendment to be effective as of June 7, 1996.


                                       /s/  Dixon R. Walker
                                       -------------------------------------
                                            Dixon R. Walker



                                       SCHULLER INTERNATIONAL, INC.

                                       /s/ W. T. Stephens
                                       -------------------------------------
                                           W. Thomas Stephens
                                           Chief Executive Officer and President

ATTEST:


/s/  Richard B. Von Wald
----------------------------------
     Richard B. Von Wald
     Executive Vice President,
     General Counsel and Secretary

                                   Schedule B

                     Incentive Compensation Plans in Effect


     Annual Incentive Compensation Plan for Schuller Corporation

     1994 Long-Term Cash Incentive Compensation Plan for Schuller
     International Group, Inc.

     Schuller Corporation 1996 Stock Award Plan

     Schuller Corporation 1996 Deferred Compensation Plan